UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2020

Date of reporting period:	November 1, 2019 — April 30, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Income Fund

Semiannual report
4 | 30 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Semiannual report
4 | 30 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

June 9, 2020

Dear Fellow Shareholder:

Financial markets worldwide continue to be challenged by volatility and economic uncertainty due to the COVID-19 pandemic. After considerable losses earlier in the year, equity markets rallied in April to recover partially from their steepest declines. Bond markets, which dealt with severe liquidity challenges, have in large part stabilized thanks to aggressive policy responses from central banks and governments worldwide.

It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets rebound from downturns over time. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Since Putnam Income Fund’s launch in 1954, the bond market landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund’s goal has remained constant: pursuing high current income and prudent risk management.

The fund’s management team has an average of more than 20 years of industry experience.

In pursuit of the fund’s investment goal, the management team seeks to balance the sources of risk and return in the portfolio. They pursue this strategy by investing in sectors that are not reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

2 Income Fund

The end of an era?

For more than 35 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

Source: Federal Reserve data as of 4/30/20. Past performance is not indicative of future results.

Allocations are shown as a percentage of the fund’s net assets as of 4/30/20. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Source: Lipper, a Refinitiv company.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/20. See above and pages 10–13 for additional fund performance information. Index descriptions can be found on page 18.

4 Income Fund

Mike, what was the fund’s investment environment like during the reporting period?

For much of the period, the environment was generally favorable for corporate and mortgage credit, and risk assets overall. The U.S. Federal Reserve [Fed] kept its policy interest rate near zero, following three reductions during the second half of 2019. Sentiment toward global trade improved as the United States and China agreed to cooperate on an initial round of trade measures. And uncertainty over Brexit was alleviated when U.K. Prime Minister Boris Johnson’s Conservative party won a parliamentary majority.

The market environment changed dramatically in late February. Rapidly growing concerns about the economic impact of a coronavirus outbreak sparked a global sell-off in risk assets. The sharp turn in sentiment reverberated across markets, as global equities fell, developed-market government-bond yields declined, and credit spreads widened. A dispute between Russia and Saudi Arabia over oil production levels further unnerved investors. Due to heightened oil market uncertainty, U.S. crude prices dropped sharply during the

Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/20. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6 Income Fund

second half of the period, ending the period at $18.84 per barrel. The rapid decline in oil prices added considerable pressure across corporate supply chains.

The economic crisis led to unprecedented measures from policy makers. The Trump administration signed a $2 trillion stimulus package into law — the largest economic relief package in U.S. history. The Fed quickly unveiled six new lending facilities designed to help corporations facing a cash flow crisis avoid defaulting on their debt. These programs also provide support for money market funds and commercial debt markets. Shortly after the period ended, the Fed began buying U.S.-listed exchange-traded funds [ETFs] that have broad exposure to the corporate bond market. Dozens of other central banks across Europe, Asia, and elsewhere also announced emergency stimulus measures. The policy response helped many markets stabilize, reflecting investors’ hope that massive government stimulus would dampen the severity and duration of an economic recession.

The fund lagged both its benchmark and the average return of its Lipper peer group for the reporting period. Which holdings and strategies weighed on relative performance?

Before we discuss specific strategies, I think it’s important to note that the dramatic flight from risk that occurred in late February and into March resulted in poor liquidity and pricing irregularities across many market sectors. Liquidity is a critical factor in ease of trading, price transparency, and market stability.

That said, our mortgage-credit investments were the biggest detractor versus the benchmark this period. Our synthetic exposure to commercial mortgage-backed securities [CMBS] via CMBX performed poorly as spreads widened substantially. [Spreads are the yield advantage investors demand to hold bonds with more risk than Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.] CMBX is an index that references a basket of CMBS issued in a particular year. Investors worried that the pandemic could severely impact cash flows in various segments of the commercial real estate market, particularly retail and lodging. Public health policies that curtailed shopping and travel for millions of people are constraining the revenues for many malls and travel destinations.

In late April, an announcement by the Fed that AAA-rated CMBS would be included in its Term Asset-Backed Loan Facility [TALF] started to ease pressures in the market. TALF is a reprise of a program launched in 2009 that enabled investors to buy bonds linked to consumer and business debt using money borrowed from the Fed.

In the residential mortgage market, our positions in agency credit-risk transfer securities [CRTs] significantly weighed on relative performance in March. Market liquidity issues, along with selling pressure sparked by concerns about unemployment and home-price appreciation, hampered the sector during that time.

What about relative contributors?

The fund’s interest-rate and yield-curve strategy was the biggest relative contributor. We positioned the portfolio to have greater-than-benchmark sensitivity to the movement of short-term interest rates. This proved beneficial as short-term rates declined more than longer-term rates in March.

After underperforming substantially amid the March market dislocation, strategies targeting prepayment risk also aided performance versus the benchmark. In March, lower interest rates

Income Fund 7

and indiscriminate selling hampered the performance of agency interest-only collateralized mortgage obligations [IO CMOs] and inverse IO securities. However, we partly offset this negative effect through favorable mortgage basis positioning. Mortgage basis is a strategy that seeks to exploit the yield differential between 30-year agency pass-throughs and 30-year U.S. Treasuries. In April, our positions in IO CMOs, inverse IOs, reverse-mortgage securities, and agency CRTs benefited from an improving supply-and-demand backdrop.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. Bond futures and interest-rate swaps were key tools for taking tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We used interest-rate swaps to help manage the fund’s duration and yield-curve positioning. Additionally, we utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions.

What is your near-term outlook?

Given the overwhelming policy responses and dramatic actions by the Fed, we think U.S. Treasury yields are likely to remain low across the curve for an extended period. We also believe interest rates in most developed international markets may remain in a narrow range. Additionally, we think low oil prices will exert significant disinflationary pressure on economies around the globe.

In terms of market sectors, our outlook across risk markets is clearly influenced by the unknown length and ultimate severity of the coronavirus pandemic. We are still facing considerable uncertainty over how long it will take the world’s major economies to control the contagion and return to normality.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

8 Income Fund

With that as backdrop, we have a positive intermediate-term view of the fundamentals and supply-and-demand dynamics underlying corporate credit. Moreover, we believe valuations are compelling given wider yield spreads.

In CMBS, we continue to have exposure to CMBX tranches referencing bonds rated A and BBB-. In our view, hotel and retail properties will be negatively affected by the coronavirus and the public health measures intended to contain its spread. However, the portfolio’s CMBS exposure is diversified by property type, and we believe CMBX continues to offer the fund a unique investment opportunity.

The agency CRT sector is directly benefiting from efforts by the federal government and government-sponsored enterprises to help homeowners keep their homes. Consequently, we believe the spread widening that occurred here was primarily due to liquidity issues. As a result, we think certain segments of the CRT market offer attractive value.

Within prepayment-sensitive areas of the market, despite faster-than-anticipated prepayment speeds during April, we continue to find value in IO CMOs and inverse IO securities backed by more seasoned loans. We believe these market segments will have less sensitivity to refinancing risk in a low-interest-rate environment. We also believe securities backed by reverse mortgages and jumbo loans continue to offer value.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

The fund seeks high current income consistent with what Putnam Management believes to be prudent risk and had maintained a stable dividend since July 2016. During the six-month reporting period, however, the fund reduced its monthly distribution rate per class A share twice, from $0.020 to $0.018 in December 2019 and from $0.018 to $0.014 in April 2020. These reductions were deemed necessary due to falling interest rates and a higher cash allocation in the fund’s portfolio. Similar reductions were made to other share classes.

Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/54)
Before sales charge	7.39%	54.57%	4.45%	17.62%	3.30%	16.41%	5.19%	8.21%	1.41%
After sales charge	7.32	48.39	4.03	12.92	2.46	11.75	3.77	3.88	–2.64
Class B (3/1/93)
Before CDSC	7.25	45.49	3.82	13.26	2.52	13.75	4.39	7.36	1.06
After CDSC	7.25	45.49	3.82	11.30	2.16	10.75	3.46	2.36	–3.87
Class C (7/26/99)
Before CDSC	7.26	43.29	3.66	13.36	2.54	13.70	4.37	7.34	1.06
After CDSC	7.26	43.29	3.66	13.36	2.54	13.70	4.37	6.34	0.07
Class M (12/14/94)
Before sales charge	6.97	50.66	4.18	16.22	3.05	15.40	4.89	7.93	1.34
After sales charge	6.92	45.76	3.84	12.45	2.37	11.65	3.74	4.42	–1.95
Class R (1/21/03)
Net asset value	7.12	50.70	4.19	16.35	3.08	15.62	4.96	7.87	1.30
Class R5 (7/2/12)
Net asset value	7.50	58.96	4.74	19.57	3.64	17.54	5.54	8.62	1.70
Class R6 (7/2/12)
Net asset value	7.51	59.98	4.81	19.99	3.71	17.79	5.61	8.72	1.70
Class Y (6/16/94)
Net asset value	7.50	58.56	4.72	19.37	3.61	17.31	5.47	8.59	1.64

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 Income Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 4/30/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
U.S. Aggregate	—†	47.46%	3.96%	20.49%	3.80%	16.33%	5.17%	10.84%	4.86%
Bond Index
Lipper Core Bond
Funds category	—†	43.95	3.69	17.00	3.18	13.17	4.20	8.27	2.86
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/20, there were 521, 515, 470, 404, and 297 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception date of the fund’s class A shares.

Income Fund 11

Fund price and distribution information For the six-month period ended 4/30/20

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	6		6	6	6		6	6	6	6
Income	$0.106		$0.080	$0.080	$0.098		$0.097	$0.118	$0.118	$0.114
Capital gains
Long-term gains	0.058		0.058	0.058	0.058		0.058	0.058	0.058	0.058
Short-term gains	0.036		0.036	0.036	0.036		0.036	0.036	0.036	0.036
Total	$0.200		$0.174	$0.174	$0.192		$0.191	$0.212	$0.212	$0.208
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/19	$7.25	$7.55	$7.16	$7.18	$7.03	$7.27	$7.18	$7.33	$7.38	$7.38
4/30/20	7.15	7.45	7.06	7.08	6.93	7.16	7.08	7.24	7.29	7.29
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value
Current dividend
rate[1]	2.35%	2.26%	1.53%	1.53%	2.25%	2.18%	2.03%	2.65%	2.63%	2.63%
Current 30-day
SEC yield (with
expense limitation)[2,3]	N/A	2.24	1.60	1.60	N/A	2.03	2.09	2.67	2.74	2.59
Current 30-day
SEC yield (without
expense limitation)[3]	N/A	2.12	1.48	1.48	N/A	1.91	1.97	2.55	2.61	2.46

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/20

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (11/1/54)
Before sales charge	7.37%	53.53%	4.38%	15.74%	2.97%	15.06%	4.79%	6.49%	–0.21%
After sales charge	7.30	47.39	3.96	11.11	2.13	10.46	3.37	2.23	–4.20
Class B (3/1/93)
Before CDSC	7.23	44.51	3.75	11.43	2.19	12.43	3.98	5.63	–0.58
After CDSC	7.23	44.51	3.75	9.50	1.83	9.43	3.05	0.63	–5.42
Class C (7/26/99)
Before CDSC	7.24	42.33	3.59	11.53	2.21	12.55	4.02	5.77	–0.57
After CDSC	7.24	42.33	3.59	11.53	2.21	12.55	4.02	4.77	–1.54
Class M (12/14/94)
Before sales charge	6.95	49.80	4.12	14.45	2.74	14.36	4.57	6.31	–0.19
After sales charge	6.90	44.93	3.78	10.73	2.06	10.64	3.43	2.85	–3.43
Class R (1/21/03)
Net asset value	7.10	49.68	4.12	14.31	2.71	14.28	4.55	6.30	–0.34
Class R5 (7/2/12)
Net asset value	7.48	57.89	4.67	17.52	3.28	16.20	5.13	6.92	0.10
Class R6 (7/2/12)
Net asset value	7.49	58.70	4.73	17.94	3.36	16.30	5.16	6.88	–0.04
Class Y (6/16/94)
Net asset value	7.47	57.29	4.63	17.18	3.22	15.97	5.06	6.76	–0.09

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/19*	0.74%	1.49%	1.49%	0.99%	0.99%	0.45%	0.38%	0.49%
Total annual operating
expenses for the fiscal year
ended 10/31/19	0.85%	1.60%	1.60%	1.10%	1.10%	0.56%	0.49%	0.60%
Annualized expense ratio
for the six-month period
ended 4/30/20	0.74%	1.49%	1.49%	0.99%	0.99%	0.45%	0.38%	0.49%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through February 28, 2021.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/19 to 4/30/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.71	$7.45	$7.45	$4.96	$4.95	$2.26	$1.91	$2.46
Ending value (after expenses)	$1,014.10	$1,010.60	$1,010.60	$1,013.40	$1,013.00	$1,017.00	$1,017.00	$1,016.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/20, use the following calculation method. To find the value of your investment on 11/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.72	$7.47	$7.47	$4.97	$4.97	$2.26	$1.91	$2.46
Ending value (after expenses)	$1,021.18	$1,017.45	$1,017.45	$1,019.94	$1,019.94	$1,022.63	$1,022.97	$1,022.43

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund 15

Consider these risks before investing

Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise.  Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). The fund may have to invest the proceeds from prepaid investments, including mortgage-backed investments, in other investments with less attractive terms and yields. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses.  The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. You can lose money by investing in the fund.

16 Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares (excluding those purchased from Japanese distributors) will no longer be available for purchase and will convert automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this

Income Fund 17

risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

18 Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2020, Putnam employees had approximately $434,000,000 and the Trustees had approximately $71,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Income Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Income Fund

The fund’s portfolio 4/30/20 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (37.7%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (5.5%)
Government National Mortgage Association (BBA LIBOR USD 12 month
+ 1.51%), 3.466%, 12/20/68	$1,964,269	$2,087,061
Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/15/31 to 10/15/31	162,984	187,293
6.00%, with due dates from 12/20/48 to 4/20/49	871,707	965,655
5.50%, with due dates from 1/20/49 to 11/20/49	3,717,716	4,138,286
5.00%, with due dates from 6/15/40 to 3/20/50	17,005,312	18,785,840
4.70%, with due dates from 6/20/65 to 8/20/67	1,156,427	1,321,560
4.673%, 6/20/65	113,590	125,359
4.67%, 5/20/65	253,291	278,884
4.665%, 9/20/65	273,388	299,448
4.627%, 6/20/65	42,566	46,356
4.625%, 6/20/67	869,145	990,104
4.571%, 5/20/65	44,879	49,543
4.528%, 8/20/65	70,385	76,743
4.51%, 3/20/67	1,135,671	1,286,410
4.50%, TBA, 5/1/50	8,000,000	8,561,875
4.50%, with due dates from 5/20/44 to 1/20/50	7,179,278	7,885,294
4.492%, 5/20/65	72,174	78,445
4.47%, with due dates from 5/20/65 to 6/20/65	978,295	1,075,151
4.405%, 6/20/65	27,495	30,298
4.325%, 5/20/67	341,976	389,805
4.00%, TBA, 5/1/50	36,000,000	38,295,000
4.00%, with due dates from 2/20/48 to 3/20/50	9,362,600	10,198,134
3.50%, TBA, 5/1/50	44,000,000	46,657,186
3.50%, with due dates from 11/15/42 to 3/20/50	31,464,818	34,001,567
3.00%, TBA, 5/1/50	3,000,000	3,193,008
3.00%, with due dates from 3/20/43 to 2/20/50	4,007,954	4,306,441
		185,310,746
U.S. Government Agency Mortgage Obligations (32.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.00%, with due dates from 3/1/41 to 6/1/49	447,007	506,725
4.50%, with due dates from 7/1/44 to 11/1/49	1,143,342	1,258,137
4.00%, with due dates from 12/1/44 to 7/1/49	7,937,832	8,703,970
3.50%, with due dates from 4/1/42 to 11/1/47	7,082,835	7,618,629
3.00%, 10/1/46	2,768,356	2,964,773
2.50%, 4/1/43	612,090	647,319
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	2,615,927	3,120,677
5.50%, with due dates from 1/1/33 to 2/1/35	450,202	516,603
5.00%, with due dates from 3/1/40 to 8/1/49	6,120,316	6,793,803
4.50%, with due dates from 7/1/44 to 11/1/49	7,254,299	7,926,530
4.00%, 1/1/57	6,731,260	7,412,659
4.00%, with due dates from 8/1/44 to 11/1/49	8,587,836	9,399,453
3.50%, 9/1/57	10,640,535	11,537,056
3.50%, with due dates from 5/1/56 to 6/1/56	4,458,907	4,864,152
3.50%, with due dates from 5/1/42 to 2/1/47	12,491,131	13,516,539

Income Fund 21

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (37.7%)* cont.	amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
3.50%, 6/1/31	$533,950	$574,792
3.00%, with due dates from 9/1/42 to 3/1/47	15,854,137	17,107,873
2.50%, 12/1/47	5,000,105	5,287,886
Uniform Mortgage-Backed Securities
6.00%, TBA, 5/1/49	2,000,000	2,223,750
4.50%, TBA, 5/1/50	22,000,000	23,717,032
4.00%, TBA, 7/1/50	69,000,000	73,541,601
4.00%, TBA, 6/1/50	30,000,000	31,974,609
4.00%, TBA, 5/1/50	99,000,000	105,435,000
3.50%, TBA, 7/1/50	93,000,000	98,322,074
3.50%, TBA, 6/1/50	151,000,000	159,641,217
3.50%, TBA, 5/1/50	290,000,000	306,403,126
2.50%, TBA, 6/1/50	60,000,000	62,407,032
2.50%, TBA, 5/1/50	119,000,000	123,955,231
		1,097,378,248
Total U.S. government and agency mortgage obligations (cost $1,275,897,666)		$1,282,688,994

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Bonds 3.00%, 2/15/47 [i]	$306,000	$429,315
Total U.S. treasury obligations (cost $429,315)		$429,315

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)*	amount	Value
Agency collateralized mortgage obligations (13.9%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR)
+ 25.79%), 22.518%, 4/15/37	$492,727	$911,988
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 21.435%, 5/15/35	67,687	112,855
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR)
+ 22.28%), 19.589%, 12/15/36	143,597	233,316
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR)
+ 19.86%), 17.418%, 3/15/35	350,966	500,617
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR)
+ 16.95%), 14.865%, 6/15/34	196,211	240,653
REMICs IFB Ser. 4738, Class QS, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.386%, 12/15/47	30,065,037	5,485,234
REMICs IFB Ser. 4461, Class SB, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.386%, 4/15/45	20,895,553	4,748,011
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.286%, 8/15/56	25,441,620	6,153,819
REMICs IFB Ser. 4596, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.286%, 6/15/46	20,154,376	4,117,539
REMICs IFB Ser. 4077, Class HS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.286%, 7/15/42	13,949,739	2,549,177
REMICs IFB Ser. 4912, Class PS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.236%, 9/25/49	25,615,836	3,034,703

22 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4839, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.236%, 6/15/42	$28,706,995	$3,550,722
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
5.186%, 5/15/41	903,535	1,001,416
REMICs Ser. 4132, Class IP, IO, 4.50%, 11/15/42	3,330,467	305,071
REMICs Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,513,881	211,441
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	1,343,265	110,567
REMICs Ser. 3707, Class PI, IO, 4.50%, 7/15/25	213,654	3,447
REMICs Ser. 4546, Class TI, IO, 4.00%, 12/15/45	9,393,618	891,895
REMICs Ser. 4500, Class GI, IO, 4.00%, 8/15/45	7,685,503	837,874
REMICs Ser. 4165, Class AI, IO, 3.50%, 2/15/43	7,192,919	760,399
REMICs Ser. 4182, Class GI, IO, 3.00%, 1/15/43	8,945,328	412,436
REMICs Ser. 4141, Class PI, IO, 3.00%, 12/15/42	4,121,683	384,135
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	9,412,513	677,230
REMICs Ser. 4176, Class DI, IO, 3.00%, 12/15/42	10,408,506	989,064
REMICs Ser. 4171, Class NI, IO, 3.00%, 6/15/42	6,333,139	452,356
REMICs Ser. 4183, Class MI, IO, 3.00%, 2/15/42	3,434,713	209,518
REMICs Ser. 4201, Class JI, IO, 3.00%, 12/15/41	9,256,820	408,768
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	4,272,545	233,990
REMICs Ser. 4004, IO, 3.00%, 3/15/26	2,718,819	64,708
REMICs Ser. 3835, Class FO, PO, zero %, 4/15/41	3,450,603	3,288,713
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	8,214	7,536
REMICs Ser. 3391, PO, zero %, 4/15/37	75,113	70,313
REMICs Ser. 3300, PO, zero %, 2/15/37	89,537	83,422
REMICs Ser. 3206, Class EO, PO, zero %, 8/15/36	3,744	3,555
REMICs Ser. 3175, Class MO, PO, zero %, 6/15/36	15,399	14,366
REMICs Ser. 3210, PO, zero %, 5/15/36	13,083	12,662
REMICs Ser. 3326, Class WF, zero %, 10/15/35 W	10,749	9,671
REMICs FRB Ser. 3117, Class AF, (1 Month US LIBOR + 0.00%),
zero %, 2/15/36	13,958	12,401
Strips Ser. 315, PO, zero %, 9/15/43	11,175,816	10,312,256
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR)
+ 39.90%), 36.977%, 7/25/36	237,959	465,710
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR)
+ 24.57%), 22.78%, 3/25/36	233,110	411,640
REMICs IFB Ser. 05-122, Class SE, ((-3.5 x 1 Month US LIBOR)
+ 23.10%), 21.395%, 11/25/35	301,436	439,222
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 18.788%, 8/25/35	106,188	154,228
REMICs IFB Ser. 05-106, Class JC, ((-3.101 x 1 Month US LIBOR)
+ 20.12%), 18.613%, 12/25/35	263,774	392,549
REMICs IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR)
+ 17.39%), 16.127%, 11/25/34	40,049	48,319
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
11.926%, 5/25/40	443,508	554,563
REMICs IFB Ser. 15-66, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 5.763%, 9/25/45	27,626,393	5,666,449

Income Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 14-87, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.25%), 5.763%, 1/25/45	$19,403,123	$4,050,402
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.713%, 6/25/48	63,651,534	9,468,166
REMICs IFB Ser. 18-29, Class S, IO, ((-1 x 1 Month US LIBOR)
+ 6.20%), 5.713%, 5/25/48	31,822,039	4,733,528
REMICs IFB Ser. 18-1, Class MS, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 5.663%, 2/25/48	19,543,402	2,882,652
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.15%), 5.663%, 1/25/48	26,661,918	5,662,290
REMICs IFB Ser. 19-3, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.613%, 2/25/49	30,545,239	6,422,747
REMICs IFB Ser. 18-94, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.613%, 1/25/49	15,878,321	2,148,535
REMICs IFB Ser. 16-91, Class AS, IO, ((-1 x 1 Month US LIBOR)
+ 6.10%), 5.613%, 12/25/46	22,558,505	4,588,400
REMICs IFB Ser. 19-59, Class SD, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.563%, 10/25/49	30,850,491	5,481,044
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x 1 Month US LIBOR)
+ 6.05%), 5.563%, 3/25/46	49,867,181	8,558,290
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.513%, 11/25/49	11,267,185	3,077,293
REMICs IFB Ser. 19-57, Class LS, IO, ((-1 x 1 Month US LIBOR)
+ 6.00%), 5.513%, 10/25/49	49,548,765	8,704,734
REMICs Ser. 15-33, Class AI, IO, 5.00%, 6/25/45	21,193,840	3,695,718
Interest Strip Ser. 409, Class C24, IO, 4.50%, 4/25/42	9,876,332	1,474,853
REMICs Ser. 18-3, Class AI, IO, 4.50%, 12/25/47	21,624,638	3,162,603
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	15,132,248	2,194,176
REMICs Ser. 17-72, Class ID, IO, 4.50%, 9/25/47	34,813,779	4,952,956
REMICs Ser. 15-3, Class BI, IO, 4.00%, 3/25/44	4,236,656	228,432
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	9,376,832	1,222,495
REMICs Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	8,693,444	816,594
REMICs Ser. 12-62, Class EI, IO, 4.00%, 4/25/41	5,353,107	328,328
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	4,860,450	322,001
REMICs Ser. 17-12, IO, 3.50%, 3/25/47	12,720,279	812,776
REMICs Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	10,816,545	733,487
REMICs Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	3,353,875	301,064
REMICs Ser. 14-10, IO, 3.50%, 8/25/42	5,108,821	344,950
REMICs Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	5,837,806	487,251
REMICs Ser. 12-101, Class PI, IO, 3.50%, 8/25/40	7,181,876	212,000
REMICs Ser. 14-20, Class IA, IO, 3.50%, 7/25/39	4,805,313	94,299
REMICs Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	3,050,169	248,174
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	4,538,807	383,157
REMICs Ser. 12-144, Class KI, IO, 3.00%, 11/25/42	6,598,037	398,455
REMICs Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,560,514	125,381
REMICs Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	4,003,476	184,640
REMICs Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	6,962,474	286,917
REMICs Ser. 13-67, Class IP, IO, 3.00%, 2/25/42	6,484,236	180,748
REMICs Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	1,565,887	53,354

24 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	$1,789,593	$48,224
REMICs Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	10,143,511	452,695
REMICs FRB Ser. 01-50, Class B1, IO, 0.385%, 10/25/41 W	247,817	1,066
Trust FRB Ser. 05-W4, Class 1A, IO, 0.062%, 8/25/45 W	73,077	88
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	114,499	95,034
REMICs Ser. 07-64, Class LO, PO, zero %, 7/25/37	13,762	13,517
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	81,930	75,728
REMICs Ser. 06-125, Class OX, PO, zero %, 1/25/37	7,647	7,121
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	8,600	8,131
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	7,220	6,697
Government National Mortgage Association
IFB Ser. 10-9, Class YD, IO, ((-1 x 1 Month US LIBOR) + 6.80%),
6.006%, 1/16/40	16,436,317	3,733,960
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	8,281,439	1,392,027
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
5.532%, 7/20/48	12,221,204	2,069,435
IFB Ser. 12-149, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
5.482%, 12/20/42	19,693,982	4,096,545
IFB Ser. 19-123, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.432%, 10/20/49	50,858,292	7,399,480
IFB Ser. 18-168, Class KS, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
5.432%, 12/20/48	42,513,678	8,220,636
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
5.432%, 9/20/43	1,519,718	319,551
IFB Ser. 14-131, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
5.406%, 9/16/44	13,912,601	4,472,692
IFB Ser. 20-32, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 3/20/50	44,563,920	8,262,197
IFB Ser. 20-11, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 1/20/50	102,264,961	16,913,602
IFB Ser. 19-83, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 7/20/49	36,125,760	5,892,834
IFB Ser. 19-83, Class SW, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 7/20/49	40,326,350	6,956,295
IFB Ser. 19-65, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 5/20/49	16,125,098	3,296,776
IFB Ser. 19-20, Class SB, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
5.382%, 2/20/49	36,171,010	7,425,464
IFB Ser. 18-155, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.382%, 11/20/48	32,091,785	4,534,364
IFB Ser. 20-18, Class GS, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
5.332%, 2/20/50	89,180,724	18,963,122
IFB Ser. 19-125, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 10/20/49	6,441,067	1,985,504
IFB Ser. 20-34, Class SQ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 10/20/49	68,120,865	9,052,022
IFB Ser. 19-108, Class S, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
5.332%, 8/20/49	37,811,417	5,853,207
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 8/20/49	6,357,478	898,646

Income Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 6/20/49	$17,602,503	$2,419,491
IFB Ser. 19-44, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 4/20/49	25,974,782	3,716,030
IFB Ser. 19-30, Class SH, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
5.332%, 3/20/49	39,677,021	6,730,627
IFB Ser. 19-21, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 2/20/49	24,913,876	3,393,270
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
5.332%, 12/2/21	3,589,617	481,986
IFB Ser. 18-148, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
5.306%, 2/16/46	23,688,404	5,313,882
IFB Ser. 19-121, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.00%),
5.282%, 10/20/49	4,360,891	1,220,997
IFB Ser. 19-119, Class KS, IO, ((-1 x 1 Month US LIBOR) + 0.00%),
5.256%, 9/16/49	32,256,895	9,080,364
IFB Ser. 10-31, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%),
5.032%, 3/20/40	25,305,883	4,721,066
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	348,346	43,265
Ser. 15-69, IO, 5.00%, 5/20/45	11,064,200	2,076,750
Ser. 14-180, IO, 5.00%, 12/20/44	16,320,525	3,093,229
Ser. 14-76, IO, 5.00%, 5/20/44	4,323,347	841,073
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,022,418	381,024
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	29,781	2,163
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	1,372,308	270,665
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	12,014,807	2,316,575
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	5,648,930	1,045,278
Ser. 19-83, IO, 4.50%, 6/20/49	32,885,953	4,110,744
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	1,178,421	106,883
Ser. 15-13, Class BI, IO, 4.50%, 1/20/45	25,376,251	4,506,612
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	3,006,234	285,953
Ser. 13-20, Class QI, IO, 4.50%, 12/16/42	7,345,887	1,106,513
Ser. 12-129, IO, 4.50%, 11/16/42	4,381,409	826,991
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	2,107,195	353,655
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,155,052	359,247
Ser. 13-34, Class PI, IO, 4.50%, 8/20/39	8,844,482	492,638
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	5,058,923	372,084
Ser. 20-46, Class MI, IO, 4.00%, 4/20/50	52,666,999	6,459,923
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	12,251,554	1,671,725
Ser. 15-94, IO, 4.00%, 7/20/45	570,939	101,342
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,926,704	124,588
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	12,972,950	2,337,726
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	4,073,099	617,803
Ser. 14-63, Class PI, IO, 4.00%, 7/20/43	5,635,462	569,649
Ser. 15-52, Class IE, IO, 4.00%, 1/16/43	7,919,253	825,748
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	4,419,072	676,986
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	29,704,400	4,893,206
Ser. 12-50, Class PI, IO, 4.00%, 12/20/41	9,527,157	1,053,932
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	2,324,248	79,655

26 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-71, Class IK, IO, 4.00%, 4/16/39	$4,516,150	$225,392
Ser. 14-162, Class DI, IO, 4.00%, 11/20/38	1,376,825	6,159
Ser. 14-133, Class AI, IO, 4.00%, 10/20/36	4,815,316	132,968
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	178,109,320	23,599,485
Ser. 19-151, Class NI, IO, 3.50%, 10/20/49	56,561,857	5,610,733
Ser. 18-127, Class IE, IO, 3.50%, 1/20/46	5,070,727	496,830
Ser. 15-69, Class XI, IO, 3.50%, 5/20/45	9,869,128	762,884
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	8,361,588	392,641
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	6,862,822	895,598
Ser. 15-24, Class IA, IO, 3.50%, 2/20/45	6,719,886	661,909
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	2,950,432	253,442
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,681,977	272,489
Ser. 12-145, IO, 3.50%, 12/20/42	4,481,727	664,062
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,896,377	188,462
Ser. 12-136, IO, 3.50%, 11/20/42	11,444,317	1,325,535
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	15,228,780	2,694,158
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	13,085,850	891,801
Ser. 15-36, Class GI, IO, 3.50%, 6/16/41	5,945,212	400,707
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	4,728,936	358,794
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	10,221,725	785,028
Ser. 15-26, Class AI, IO, 3.50%, 5/20/39	18,842,022	928,912
Ser. 15-87, Class AI, IO, 3.50%, 12/20/38	6,565,941	168,255
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	6,267,367	325,276
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	9,198,553	765,089
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	3,873,817	179,358
Ser. 13-23, Class IK, IO, 3.00%, 9/20/37	10,116,272	586,744
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	2,326,060	94,205
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	3,840,820	257,719
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	3,931,834	270,510
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	7,705,159	501,606
FRB Ser. 15-H16, Class XI, IO, 2.691%, 7/20/65 W	19,916,337	2,011,550
Ser. 16-H23, Class NI, IO, 2.582%, 10/20/66 W	40,336,891	4,142,599
Ser. 16-H27, Class BI, IO, 2.539%, 12/20/66 W	11,960,043	1,177,084
Ser. 18-H05, Class AI, IO, 2.534%, 2/20/68 W	20,199,547	2,247,200
Ser. 19-H02, Class DI, IO, 2.528%, 11/20/68 W	23,551,862	2,742,112
Ser. 17-H18, Class CI, IO, 2.513%, 9/20/67 W	13,661,845	1,855,630
Ser. 18-H20, Class BI, IO, 2.49%, 6/20/68 W	29,015,334	3,163,721
Ser. 18-H17, Class GI, IO, 2.441%, 10/20/68 W	27,267,430	2,949,241
Ser. 19-H14, Class IB, IO, 2.421%, 8/20/69 W	28,369,793	3,339,983
Ser. 17-H08, Class NI, IO, 2.414%, 3/20/67 W	14,081,281	1,377,149
Ser. 20-H02, Class GI, IO, 2.411%, 1/20/70 W	36,197,119	4,191,977
Ser. 18-H02, Class EI, IO, 2.376%, 1/20/68 W	16,282,180	1,770,687
Ser. 16-H24, Class JI, IO, 2.376%, 11/20/66 W	15,271,763	1,781,613
Ser. 16-H11, Class HI, IO, 2.102%, 1/20/66 W	34,139,252	2,475,502
Ser. 15-H25, Class CI, IO, 2.022%, 10/20/65 W	20,723,530	1,854,756
Ser. 15-H26, Class DI, IO, 2.016%, 10/20/65 W	17,373,784	1,574,899
Ser. 15-H15, Class JI, IO, 1.971%, 6/20/65 W	16,951,542	1,349,343
Ser. 17-H12, Class QI, IO, 1.909%, 5/20/67 W	21,698,195	2,235,782

Income Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-H23, Class BI, IO, 1.887%, 11/20/67 W	$19,367,831	$1,506,817
Ser. 15-H12, Class AI, IO, 1.855%, 5/20/65 W	25,529,851	1,887,575
Ser. 15-H20, Class AI, IO, 1.827%, 8/20/65 W	23,149,838	1,923,752
Ser. 15-H12, Class GI, IO, 1.806%, 5/20/65 W	29,773,397	2,096,047
Ser. 15-H10, Class CI, IO, 1.805%, 4/20/65 W	25,124,723	1,962,618
Ser. 15-H04, Class AI, IO, 1.705%, 12/20/64 W	26,627,765	2,158,328
Ser. 15-H12, Class EI, IO, 1.70%, 4/20/65 W	23,757,776	1,556,134
Ser. 15-H09, Class BI, IO, 1.69%, 3/20/65 W	26,947,934	1,960,085
Ser. 16-H04, Class KI, IO, 1.644%, 2/20/66 W	26,728,306	1,960,289
Ser. 16-H02, Class HI, IO, 1.641%, 1/20/66 W	41,557,456	3,299,662
Ser. 15-H01, Class CI, IO, 1.62%, 12/20/64 W	20,629,800	875,529
Ser. 15-H25, Class AI, IO, 1.608%, 9/20/65 W	20,266,276	1,282,855
Ser. 15-H17, Class CI, IO, 1.588%, 6/20/65 W	22,759,259	963,809
Ser. 15-H14, Class BI, IO, 1.561%, 5/20/65 W	1,993,004	84,182
Ser. 15-H28, Class DI, IO, 1.544%, 8/20/65 W	24,128,543	1,589,130
Ser. 14-H11, Class GI, IO, 1.469%, 6/20/64 W	42,179,197	2,826,006
Ser. 14-H07, Class BI, IO, 1.464%, 5/20/64 W	34,258,868	2,456,564
Ser. 17-H14, Class EI, IO, 1.448%, 6/20/67 W	22,954,505	1,923,169
Ser. 10-H19, Class GI, IO, 1.416%, 8/20/60 W	23,880,986	1,215,685
Ser. 17-H10, Class MI, IO, 1.409%, 4/20/67 W	18,271,149	1,585,936
IFB Ser. 11-70, Class YI, IO, ((-1 x 1 Month US LIBOR) + 5.00%),
0.15%, 12/20/40	8,611,252	25,798
Ser. 10-151, Class KO, PO, zero %, 6/16/37	166,221	155,615
Ser. 06-36, Class OD, PO, zero %, 7/16/36	11,972	10,755
		474,335,331
Commercial mortgage-backed securities (8.4%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.486%, 1/15/49 W	405,151	544
Bank
FRB Ser. 20-BN26, Class XA, IO, 1.357%, 3/15/63 W	35,450,461	3,119,641
FRB Ser. 18-BN13, Class XA, IO, 0.661%, 8/15/61 W	203,975,678	5,732,724
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.542%, 1/12/45 W	4,551,000	3,231,210
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.802%, 3/11/39 W	5,074,890	2,537,445
FRB Ser. 06-PW14, Class X1, IO, 0.497%, 12/11/38 W	400,184	4,122
CD Commercial Mortgage Trust 144A FRB Ser. 07-CD4, Class XW, IO,
1.381%, 12/11/49 W	30,375	1,149
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.93%, 12/15/47 W	601,000	588,980
FRB Ser. 11-C2, Class E, 5.93%, 12/15/47 W	3,258,000	2,866,115
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC19, Class XA, IO, 1.319%, 3/10/47 W	67,055,934	2,434,533
FRB Ser. 13-GC17, Class XA, IO, 1.186%, 11/10/46 W	29,990,754	902,056
Citigroup Commercial Mortgage Trust 144A FRB Ser. 06-C5,
Class XC, IO, 0.721%, 10/15/49 W	6,860,203	93
COMM Mortgage Trust
FRB Ser. 12-CR1, Class C, 5.497%, 5/15/45 W	4,400,000	3,124,567
FRB Ser. 14-CR17, Class C, 4.945%, 5/10/47 W	1,619,000	1,461,176

28 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.882%, 7/15/47 W	$889,000	$749,001
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	949,000	1,056,455
FRB Ser. 14-UBS6, Class C, 4.595%, 12/10/47 W	504,000	417,224
Ser. 14-LC17, Class B, 4.49%, 10/10/47 W	2,308,000	2,333,784
FRB Ser. 13-LC13, Class XA, IO, 1.297%, 8/10/46 W	34,355,768	1,028,838
FRB Ser. 14-UBS4, Class XA, IO, 1.262%, 8/10/47 W	26,961,268	999,689
FRB Ser. 14-LC15, Class XA, IO, 1.26%, 4/10/47 W	75,294,552	2,567,544
FRB Ser. 14-CR19, Class XA, IO, 1.164%, 8/10/47 W	23,584,509	742,440
FRB Ser. 14-CR18, Class XA, IO, 1.153%, 7/15/47 W	20,623,435	724,708
FRB Ser. 14-CR17, Class XA, IO, 1.134%, 5/10/47 W	40,679,128	1,307,264
FRB Ser. 15-CR23, Class XA, IO, 1.046%, 5/10/48 W	32,588,232	1,161,298
FRB Ser. 14-UBS6, Class XA, IO, 1.039%, 12/10/47 W	49,742,223	1,620,054
FRB Ser. 14-LC17, Class XA, IO, 0.919%, 10/10/47 W	21,213,645	560,634
FRB Ser. 19-GC44, Class XA, IO, 0.774%, 8/15/57 W	91,038,504	4,005,658
COMM Mortgage Trust 144A
FRB Ser. 12-CR1, Class D, 5.497%, 5/15/45 W	1,651,000	999,494
FRB Ser. 13-CR13, Class E, 5.051%, 11/10/46 W	1,524,000	840,725
FRB Ser. 14-CR17, Class D, 5.009%, 5/10/47 W	4,337,000	3,441,553
FRB Ser. 14-CR19, Class D, 4.888%, 8/10/47 W	2,364,000	1,726,740
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	1,516,244
FRB Ser. 13-CR6, Class D, 4.228%, 3/10/46 W	1,683,000	1,369,894
Ser. 13-LC6, Class E, 3.50%, 1/10/46	3,735,000	2,683,556
Ser. 15-LC19, Class D, 2.867%, 2/10/48	5,800,000	4,483,893
FRB Ser. 12-LC4, Class XA, IO, 2.285%, 12/10/44 W	19,477,685	507,861
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.997%, 2/15/41 W	9,821,289	4,517,793
FRB Ser. 07-C4, Class C, 5.91%, 9/15/39 W	75,873	74,962
FRB Ser. 07-C2, Class AX, IO, 0.044%, 1/15/49 W	6,558,126	3
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.387%, 5/15/38 W	445,725	20,255
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.412%, 4/15/50 W	2,496,000	2,259,987
FRB Ser. 19-C17, Class XA, IO, 1.511%, 9/15/52 W	60,829,990	5,427,057
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.912%, 4/15/50 W	4,076,000	3,150,613
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.918%, 12/15/49 W	127,438,927	4,544,160
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.512%, 8/10/44 W	1,982,500	1,885,693
Federal Home Loan Mortgage Corporation
Multiclass Certificates Ser. 20-RR02, Class DX, IO,
1.816%, 1/1/50 W	56,223,000	7,129,667
Multifamily Structured Pass-Through Certificates FRB Ser. K105,
Class X1, IO, 1.645%, 1/25/30 W	112,060,248	12,952,035
Multifamily Structured Pass-Through Certificates FRB Ser. KG02,
Class X1, IO, 1.144%, 8/25/29 W	106,775,000	7,996,102
Multifamily Structured Pass-Through Certificates FRB Ser. K104,
Class X1, IO, 1.127%, 1/25/30 W	56,886,442	4,980,004
Multifamily Structured Pass-Through Certificates FRB Ser. K100,
Class X1, IO, 0.77%, 9/25/29 W	46,595,950	2,607,043

Income Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Federal National Mortgage Association 144A
Multifamily Connecticut Avenue Securities Trust FRB Ser. 20-01,
Class M10, 4.65%, 3/25/50	$6,355,000	$5,017,037
Multifamily Connecticut Avenue Securities Trust FRB Ser. 19-01,
Class M10, 3.737%, 10/15/49	14,595,000	10,690,838
GE Commercial Mortgage Corp. Trust 144A FRB Ser. 07-C1,
Class XC, IO, 0.261%, 12/10/49 W	10,551,577	2,310
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.644%, 2/10/46 W	60,379,025	2,001,746
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.155%, 1/10/47 W	5,144,000	4,779,290
FRB Ser. 13-GC12, Class XA, IO, 1.553%, 6/10/46 W	30,325,191	1,036,242
FRB Ser. 14-GC18, Class XA, IO, 1.178%, 1/10/47 W	39,114,286	1,118,669
FRB Ser. 14-GC22, Class XA, IO, 1.14%, 6/10/47 W	61,758,079	1,574,831
GS Mortgage Securities Trust 144A Ser. 12-GCJ9, Class C,
4.448%, 11/10/45 W	3,832,000	3,439,859
JPMBB Commercial Mortgage Securities Trust
Ser. 13-C17, Class AS, 4.458%, 1/15/47	5,595,000	5,760,366
FRB Ser. 14-C25, Class XA, IO, 1.00%, 11/15/47 W	28,453,960	888,446
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 13-C14, Class E, 4.859%, 8/15/46 W	4,371,000	3,358,563
FRB Ser. C14, Class D, 4.859%, 8/15/46 W	5,853,000	4,421,414
FRB Ser. 14-C25, Class D, 4.094%, 11/15/47 W	5,070,000	3,592,957
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	2,346,188
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	2,956,232	2,069,362
FRB Ser. 16-JP2, Class XA, IO, 1.97%, 8/15/49 W	17,460,881	1,521,122
FRB Ser. 12-LC9, Class XA, IO, 1.648%, 12/15/47 W	27,887,154	842,767
FRB Ser. 13-LC11, Class XA, IO, 1.394%, 4/15/46 W	38,265,971	1,159,306
FRB Ser. 13-C10, Class XA, IO, 1.111%, 12/15/47 W	64,526,484	1,451,846
FRB Ser. 13-C16, Class XA, IO, 1.099%, 12/15/46 W	42,938,605	1,143,296
FRB Ser. 06-LDP8, Class X, IO, 0.289%, 5/15/45 W	398,347	34
FRB Ser. 07-LDPX, Class X, IO, 0.128%, 1/15/49 W	3,247,031	32
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.853%, 2/15/46 W	1,986,000	1,607,893
FRB Ser. 11-C3, Class F, 5.853%, 2/15/46 W	4,436,000	1,425,702
FRB Ser. 12-C6, Class E, 5.329%, 5/15/45 W	4,317,000	3,499,662
FRB Ser. 12-C8, Class D, 4.827%, 10/15/45 W	3,906,000	3,440,182
FRB Ser. 12-C8, Class C, 4.778%, 10/15/45 W	6,475,000	4,906,902
FRB Ser. 12-LC9, Class D, 4.565%, 12/15/47 W	621,000	551,401
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	1,364,203
FRB Ser. 05-CB12, Class X1, IO, 0.32%, 9/12/37 W	519,866	302
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.359%, 2/15/40 W	134,582	7
LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 05-C7, Class XCL, IO, 0.499%, 11/15/40 W	1,008,512	95
FRB Ser. 07-C2, Class XCL, IO, 0.359%, 2/15/40 W	2,981,052	157
FRB Ser. 05-C5, Class XCL, IO, 0.082%, 9/15/40 W	941,791	15
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4,
Class X, IO, 7.233%, 7/15/45 W	75,050	1

30 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C7, Class XA, IO, 1.48%, 2/15/46 W	$50,233,089	$1,413,861
FRB Ser. 15-C26, Class XA, IO, 1.172%, 10/15/48 W	37,581,821	1,599,904
FRB Ser. 13-C12, Class XA, IO, 0.76%, 10/15/46 W	110,168,701	1,804,211
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C11, Class D, 4.498%, 8/15/46 W	3,329,000	1,754,652
FRB Ser. 13-C11, Class F, 4.498%, 8/15/46 W	6,212,000	1,406,397
FRB Ser. 13-C10, Class E, 4.218%, 7/15/46 W	5,447,000	4,264,059
FRB Ser. 13-C10, Class F, 4.218%, 7/15/46 W	2,331,000	814,157
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	1,534,004
Morgan Stanley Capital I Trust
FRB Ser. 16-BNK2, Class XA, IO, 1.196%, 11/15/49 W	27,336,921	1,278,977
FRB Ser. 18-H4, Class XA, IO, 1.032%, 12/15/51 W	57,194,432	3,191,741
FRB Ser. 18-H3, Class XA, IO, 0.995%, 7/15/51 W	60,603,744	2,962,420
FRB Ser. 16-UB12, Class XA, IO, 0.906%, 12/15/49 W	77,274,081	2,638,794
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E,
5.60%, 3/15/45 W	1,406,000	1,031,863
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%,
12/28/38 (In default) †	1,661,295	49,405
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.206%, 12/15/50 W	34,073,752	1,925,140
UBS Commercial Mortgage Trust 144A
FRB Ser. 12-C1, Class C, 5.755%, 5/10/45 W	3,072,000	2,959,142
FRB Ser. 12-C1, Class D, 5.755%, 5/10/45 W	5,180,000	3,743,418
FRB Ser. 12-C1, Class XA, IO, 2.255%, 5/10/45 W	11,365,926	330,951
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	2,565,000	486,324
Ser. 13-C6, Class E, 3.50%, 4/10/46	1,457,000	1,005,706
FRB Ser. 12-C4, Class XA, IO, 1.768%, 12/10/45 W	42,512,834	1,301,386
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1,
Class D, 6.252%, 1/10/45 W	5,657,000	4,839,323
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.459%, 11/15/48 W	4,495,959	135
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21,
Class E, 5.268%, 10/15/44 W	3,799,540	3,609,563
Wells Fargo Commercial Mortgage Trust
FRB Ser. 19-C50, Class XA, IO, 1.59%, 5/15/52 W	121,562,786	12,259,641
FRB Ser. 14-LC16, Class XA, IO, 1.271%, 8/15/50 W	68,278,354	2,325,103
WF-RBS Commercial Mortgage Trust
FRB Ser. 14-C22, Class XA, IO, 0.956%, 9/15/57 W	33,140,940	927,250
FRB Ser. 13-C14, Class XA, IO, 0.857%, 6/15/46 W	93,226,112	1,601,103
FRB Ser. 14-C23, Class XA, IO, 0.713%, 10/15/57 W	62,201,230	1,355,099
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.39%, 6/15/44 W	1,776,768	1,345,972
FRB Ser. 11-C4, Class C, 5.39%, 6/15/44 W	6,732,000	6,174,750
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	4,718,223
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	1,601,000	610,645
FRB Ser. 12-C7, Class D, 4.967%, 6/15/45 W	4,142,000	4,141,047
FRB Ser. 12-C10, Class D, 4.577%, 12/15/45 W	1,834,000	1,383,572

Income Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 12-C10, Class E, 4.577%, 12/15/45 W	$3,645,000	$2,107,637
FRB Ser. 12-C9, Class XA, IO, 2.051%, 11/15/45 W	51,642,379	1,876,075
FRB Ser. 11-C5, Class XA, IO, 1.839%, 11/15/44 W	29,051,300	472,810
FRB Ser. 12-C10, Class XA, IO, 1.682%, 12/15/45 W	39,591,679	1,277,426
FRB Ser. 13-C11, Class XA, IO, 1.325%, 3/15/45 W	21,906,375	581,386
		284,510,595
Residential mortgage-backed securities (non-agency) (8.7%)
Arroyo Mortgage Trust 144A Ser. 19-3, Class M1, 4.204%, 10/25/48 W	3,050,000	2,452,776
BCAP, LLC Trust 144A FRB Ser. 15-RR5, Class 2A2, 3.035%, 1/26/46 W	5,121,398	5,426,613
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M2, (1 Month US LIBOR + 3.35%), 3.837%,
10/25/27 (Bermuda)	11,470,000	9,883,907
FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.987%,
10/25/29 (Bermuda)	6,026,000	5,086,657
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 2.187%,
10/25/27 (Bermuda)	109,545	108,069
FRB Ser. 18-2A, Class M1C, (1 Month US LIBOR + 1.60%), 2.087%,
8/25/28 (Bermuda)	1,080,000	944,756
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 1.837%,
8/25/28 (Bermuda)	2,581,909	2,496,238
Chevy Chase Funding, LLC Mortgage-Backed Certificates
144A FRB Ser. 04-3A, Class A2, (1 Month US LIBOR + 0.30%),
0.787%, 8/25/35	1,287,147	1,223,562
Countrywide Alternative Loan Trust FRB Ser. 07-OA6, Class A1A,
(1 Month US LIBOR + 0.14%), 0.627%, 6/25/37	2,863,961	2,422,911
Eagle Re, Ltd 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 3.00%), 3.487%, 11/25/28	1,210,000	932,468
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.70%), 2.187%, 11/25/28	2,243,112	2,115,587
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3,
(1 Month US LIBOR + 6.35%), 6.837%, 9/25/28	10,979,775	10,871,105
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 5.637%, 10/25/29	1,095,000	850,186
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 5.637%, 11/25/28	7,328,200	7,247,590
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3,
(1 Month US LIBOR + 5.00%), 5.487%, 12/25/28	5,315,434	5,315,415
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class M3,
(1 Month US LIBOR + 4.80%), 5.287%, 5/25/28	2,140,000	2,123,883
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 5.187%, 4/25/28	5,000,000	4,988,236
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 5.137%, 10/25/28	5,462,189	5,462,172
Structured Agency Credit Risk Debt FRN Ser. 14-DN4, Class M3,
(1 Month US LIBOR + 4.55%), 5.037%, 10/25/24	3,892,561	3,426,528
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M,
4.75%, 10/25/58 W	4,560,000	3,595,422
Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class M3,
(1 Month US LIBOR + 4.15%), 4.637%, 1/25/25	4,149,488	4,141,778

32 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 4.337%, 3/25/29	$5,825,000	$5,741,407
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 4.237%, 9/25/24	2,088,000	1,597,859
Structured Agency Credit Risk Debt FRN Ser. 14-DN2, Class M3,
(1 Month US LIBOR + 3.60%), 4.087%, 4/25/24	2,690,000	1,791,700
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2,
(1 Month US LIBOR + 3.55%), 4.037%, 8/25/29	3,669,298	3,378,641
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2,
(1 Month US LIBOR + 3.45%), 3.937%, 10/25/29	1,000,000	957,536
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 3.737%, 7/25/29	1,720,000	1,633,982
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 2.787%, 9/25/30	5,302,562	4,614,364
Structured Agency Credit Risk Debt FRN Ser. 18-DNA1, Class M2,
(1 Month US LIBOR + 1.80%), 2.287%, 7/25/30	2,074,000	1,814,750
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class B1,
(1 Month US LIBOR + 4.35%), 5.297%, 3/25/49	700,000	429,694
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class B1,
(1 Month US LIBOR + 4.65%), 5.137%, 1/25/49	9,184,210	5,682,217
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M,
4.75%, 8/25/58 W	3,279,000	2,468,745
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M,
4.50%, 2/25/59 W	2,474,000	1,914,942
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class B1,
(1 Month US LIBOR + 3.90%), 4.387%, 9/25/48	1,280,000	872,545
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1,
(1 Month US LIBOR + 3.70%), 4.187%, 12/25/30	7,040,000	4,509,041
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2,
Class M2, (1 Month US LIBOR + 3.10%), 3.86%, 3/25/50	5,384,000	3,770,444
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1,
Class M2, (1 Month US LIBOR + 1.90%), 3.735%, 1/25/50	5,990,000	4,178,258
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 3.397%, 3/25/49	16,710,541	15,157,145
Structured Agency Credit Risk Trust FRB Ser. 19-DNA4, Class B1,
(1 Month US LIBOR + 2.70%), 3.187%, 10/25/49	1,500,000	857,192
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 3.137%, 1/25/49	4,845,000	4,301,856
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2,
Class B1, (1 Month US LIBOR + 2.50%), 2.987%, 2/25/50	5,000,000	2,500,811
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 2.837%, 2/25/49	3,193,391	2,906,701
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2,
(1 Month US LIBOR + 2.30%), 2.787%, 10/25/48	3,917,300	3,336,960
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class M2,
(1 Month US LIBOR + 2.15%), 2.637%, 12/25/30	5,121,000	4,448,126
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2,
(1 Month US LIBOR + 2.05%), 2.537%, 7/25/49	12,551,370	10,747,111
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2,
Class M2, (1 Month US LIBOR + 1.85%), 2.337%, 2/25/50	2,600,000	1,927,250

Income Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 7.237%, 8/25/28	$1,678,340	$1,720,299
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 6.487%, 9/25/28	7,868,541	8,065,730
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 6.387%, 10/25/28	7,299,053	7,495,397
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 6.187%, 4/25/28	1,158,024	1,124,636
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 5.787%, 10/25/28	9,384,182	9,510,753
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 5.337%, 10/25/29	997,000	725,256
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 4.937%, 1/25/29	1,937,158	1,963,514
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 4.837%, 5/25/29	193,926	196,683
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1B1,
(1 Month US LIBOR + 4.25%), 4.737%, 1/25/31	5,684,000	3,997,953
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.737%, 4/25/29	2,000,000	2,030,301
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 4.737%, 1/25/29	452,038	458,443
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1B1,
(1 Month US LIBOR + 4.15%), 4.637%, 2/25/30	2,480,000	1,877,175
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1,
(1 Month US LIBOR + 4.00%), 4.487%, 5/25/30	2,975,000	2,230,673
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 4.087%, 1/25/30	648,000	460,355
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 4.037%, 7/25/29	159,849	155,110
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1M2,
(1 Month US LIBOR + 3.00%), 3.487%, 10/25/29	794,000	751,615
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2M2,
(1 Month US LIBOR + 2.85%), 3.337%, 11/25/29	4,154,000	3,801,935
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 3.287%, 2/25/30	745,316	683,501
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 2.837%, 1/25/31	4,484,000	4,004,773
Connecticut Avenue Securities FRB Ser. 18-C06, Class 1M2,
(1 Month US LIBOR + 2.00%), 2.487%, 3/25/31	247,467	222,462
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 1.837%, 9/25/29	3,789,883	3,293,143
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 1.737%, 7/25/29	2,890,000	2,684,781
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 1.487%, 5/25/30	6,189,000	5,785,093
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1B1,
(1 Month US LIBOR + 5.75%), 6.237%, 7/25/29	2,702,000	2,002,408
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1B1,
(1 Month US LIBOR + 4.35%), 4.837%, 4/25/31	4,500,000	3,009,375

34 Income Fund

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1,
(1 Month US LIBOR + 4.15%), 4.637%, 8/25/31	$1,586,000	$1,048,621
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2,
(1 Month US LIBOR + 2.00%), 3.661%, 1/25/40	3,299,000	2,329,919
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 1M2, (1 Month US LIBOR + 3.65%), 3.65%, 2/25/40	5,000,000	3,535,725
Connecticut Avenue Securities Trust FRB Ser. 20-SBT1,
Class 2M2, (1 Month US LIBOR + 3.65%), 3.65%, 2/25/40	1,600,000	1,095,967
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 2.937%, 7/25/31	1,547,865	1,379,535
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2,
(1 Month US LIBOR + 2.40%), 2.887%, 4/25/31	873,369	815,509
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M2,
(1 Month US LIBOR + 2.30%), 2.787%, 8/25/31	98,964	90,444
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2,
(1 Month US LIBOR + 2.15%), 2.637%, 11/25/39	2,030,010	1,679,833
Connecticut Avenue Securities Trust FRB Ser. 19-R03, Class 1M2,
(1 Month US LIBOR + 2.15%), 2.637%, 9/25/31	2,717,896	2,478,120
Connecticut Avenue Securities Trust FRB Ser. 19-R06, Class 2M2,
(1 Month US LIBOR + 2.10%), 2.587%, 9/25/39	2,000,000	1,692,500
Connecticut Avenue Securities Trust FRB Ser. 19-R04, Class 2M2,
(1 Month US LIBOR + 2.10%), 2.587%, 6/25/39	3,116,000	2,777,135
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2,
(1 Month US LIBOR + 2.05%), 2.537%, 1/25/40	5,561,000	4,197,567
Connecticut Avenue Securities Trust FRB Ser. 19-R05, Class 1M2,
(1 Month US LIBOR + 2.00%), 2.487%, 7/25/39	1,901,775	1,733,895
FIRSTPLUS Home Loan Owner Trust Ser. 97-3, Class B1, 7.79%,
11/10/23 (In default) †	134,710	13
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 2.087%, 10/25/28 (Bermuda)	795,969	757,412
Legacy Mortgage Asset Trust 144A FRB Ser. 19-GS2, Class A2,
4.25%, 1/25/59	4,180,000	3,427,600
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1,
1.772%, 8/26/47 W	4,746,000	4,532,881
NovaStar Mortgage Funding Trust FRB Ser. 04-2, Class M4, (1 Month
US LIBOR + 1.80%), 2.287%, 9/25/34	1,156,612	1,107,762
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 4.487%, 4/25/27 (Bermuda)	391,022	365,460
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 3.687%,
2/25/29 (Bermuda)	5,630,000	4,345,532
FRB Ser. 18-1, Class M2, (1 Month US LIBOR + 2.70%), 3.187%,
3/25/28 (Bermuda)	1,700,000	1,424,304
Structured Asset Investment Loan Trust FRB Ser. 04-10, Class A10,
(1 Month US LIBOR + 0.90%), 1.387%, 11/25/34	1,686,771	1,668,658
Towd Point Mortgage Trust 144A FRB Ser. 15-6, Class M1,
3.75%, 4/25/55 W	1,102,000	1,123,779

Income Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (31.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR1, Class A2B, (1 Month US LIBOR + 0.80%),
1.287%, 1/25/45	$906,036	$814,942
FRB Ser. 05-AR13, Class A1B2, (1 Month US LIBOR + 0.43%),
0.917%, 10/25/45	1,933,753	1,732,817
FRB Ser. 05-AR13, Class A1C4, (1 Month US LIBOR + 0.43%),
0.917%, 10/25/45	6,526,203	5,848,065
FRB Ser. 05-AR17, Class A1B2, (1 Month US LIBOR + 0.41%),
0.897%, 12/25/45	2,633,134	2,306,099
FRB Ser. 05-AR2, Class 2A1B, (1 Month US LIBOR + 0.37%),
0.857%, 1/25/45	800,987	708,793
FRB Ser. 05-AR17, Class A1B3, (1 Month US LIBOR + 0.35%),
0.837%, 12/25/45	783,441	695,294
		296,620,681
Total mortgage-backed securities (cost $1,177,766,953)		$1,055,466,607

	Principal
CORPORATE BONDS AND NOTES (23.7%)*	amount	Value
Basic materials (1.2%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
5.875%, 6/15/21 (Germany)	$340,000	$349,502
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	2,503,000	2,505,408
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	455,000	463,407
CF Industries, Inc. 144A company guaranty sr. notes
4.50%, 12/1/26	4,860,000	5,226,128
Georgia-Pacific, LLC 144A sr. unsec. sub. notes 2.10%, 4/30/27	10,155,000	10,157,298
Glencore Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. notes 6.00%, 11/15/41 (Canada)	1,113,000	1,195,173
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	2,378,000	2,469,660
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.00%, 4/16/25	1,585,000	1,597,442
International Flavors & Fragrances, Inc. sr. unsec. notes
4.45%, 9/26/28	2,135,000	2,273,882
International Paper Co. sr. unsec. notes 8.70%, 6/15/38	382,000	593,026
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	4,448,000	5,060,661
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	1,851,000	1,989,524
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
8.20%, 1/15/30	3,316,000	4,528,561
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes
7.95%, 2/15/31	354,000	486,689
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	925,000	1,231,229
		40,127,590
Capital goods (1.1%)
Boeing Co. (The) sr. unsec. notes 4.875%, 5/1/25	9,195,000	9,195,000
Johnson Controls International PLC sr. unsec. unsub. bonds
4.50%, 2/15/47	1,755,000	1,991,627
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
4.40%, 6/15/28	2,920,000	3,297,608

36 Income Fund

	Principal
CORPORATE BONDS AND NOTES (23.7%)* cont.	amount	Value
Capital goods cont.
L3Harris Technologies, Inc. 144A sr. unsec. sub. notes
3.85%, 12/15/26	$2,786,000	$3,043,398
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	4,928,000	5,350,723
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	3,032,000	3,182,355
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	799,000	772,254
Otis Worldwide Corp. 144A company guaranty sr. unsec. notes
2.565%, 2/15/30	4,134,000	4,166,026
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	4,944,000	5,330,346
ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	713,000	723,096
		37,052,433
Communication services (5.0%)
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	8,027,000	8,360,269
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	2,284,000	2,366,781
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	8,990,000	10,108,163
AT&T, Inc. sr. unsec. notes 4.10%, 2/15/28	5,811,000	6,419,255
AT&T, Inc. sr. unsec. sub. notes 3.80%, 2/15/27	336,000	364,820
AT&T, Inc. sr. unsec. sub. notes 2.95%, 7/15/26	427,000	447,521
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	11,718,000	13,167,799
CC Holdings GS V, LLC/Crown Castle GS III Corp. company guaranty
sr. notes 3.849%, 4/15/23	427,000	453,506
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
bonds 2.80%, 4/1/31	6,163,000	6,205,439
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 6.484%, 10/23/45	2,253,000	2,945,219
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 4.80%, 3/1/50	1,785,000	2,009,253
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. notes 4.908%, 7/23/25	1,006,000	1,135,425
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
sub. bonds 5.375%, 5/1/47	1,636,000	1,968,745
Comcast Cable Communications Holdings, Inc. company
guaranty sr. unsec. notes 9.455%, 11/15/22	1,100,000	1,331,178
Comcast Corp. company guaranty sr. unsec. unsub. bonds
4.049%, 11/1/52	711,000	867,880
Comcast Corp. company guaranty sr. unsec. unsub. bonds
3.999%, 11/1/49	6,830,000	8,111,475
Comcast Corp. company guaranty sr. unsec. unsub. notes
6.50%, 11/15/35	388,000	586,490
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	19,292,000	21,644,972
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	3,247,000	3,434,877
Cox Communications, Inc. 144A sr. unsec. notes 3.35%, 9/15/26	3,007,000	3,199,182
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	2,616,000	2,884,693
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	1,777,000	1,935,824
Crown Castle International Corp. sr. unsec. notes 4.875%, 4/15/22 R	403,000	429,751
Crown Castle International Corp. sr. unsec. notes 4.75%, 5/15/47 R	1,073,000	1,306,857

Income Fund 37

	Principal
CORPORATE BONDS AND NOTES (23.7%)* cont.	amount	Value
Communication services cont.
Crown Castle International Corp. sr. unsec. notes 3.15%, 7/15/23 R	$285,000	$298,545
Crown Castle International Corp. sr. unsec. sub. bonds
3.30%, 7/1/30 R	6,640,000	7,120,062
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	8,692,000	9,079,055
Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 3/15/43 (Canada)	236,000	275,740
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	363,375	364,283
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.875%, 4/15/30	4,769,000	5,233,644
T-Mobile USA, Inc. 144A company guaranty sr. notes
3.75%, 4/15/27	11,356,000	12,196,685
Telefonica Emisiones SA company guaranty sr. unsec. bonds
4.895%, 3/6/48 (Spain)	2,623,000	3,081,231
Verizon Communications, Inc. sr. unsec. unsub. notes
4.329%, 9/21/28	25,915,000	30,655,928
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	1,264,000	1,320,880
		171,311,427
Consumer cyclicals (2.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 3.55%, 7/26/27 (Canada)	4,031,000	4,091,465
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%,
1/25/30 (Canada)	7,222,000	7,069,075
Amazon.com, Inc. sr. unsec. notes 4.05%, 8/22/47	1,846,000	2,412,755
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	1,187,000	1,333,430
Ecolab, Inc. sr. unsec. unsub. notes 3.25%, 12/1/27	5,145,000	5,632,492
Fox Corp. sr. unsec. notes Ser. WI, 4.03%, 1/25/24	2,175,000	2,349,709
Fox Corp. sr. unsec. unsub. notes 3.05%, 4/7/25	3,145,000	3,337,700
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	625,000	567,601
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.30%, 7/13/25	520,000	488,166
General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/25	910,000	853,513
Hilton Domestic Operating Co., Inc. company guaranty sr. unsec.
sub. notes 4.25%, 9/1/24	677,000	656,690
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27	2,228,000	2,160,269
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)	1,105,000	1,266,606
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	3,445,000	3,729,213
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	750,000	794,063
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds
4.65%, 10/1/28	5,475,000	5,802,199
Marriott International, Inc. sr. unsec. notes Ser. EE, 5.75%, 5/1/25	1,830,000	1,912,470
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes
3.60%, 4/15/26	764,000	814,693

38 Income Fund

	Principal
CORPORATE BONDS AND NOTES (23.7%)* cont.	amount	Value
Consumer cyclicals cont.
Omnicom Group, Inc. sr. unsec. sub. notes 2.45%, 4/30/30	$9,824,000	$8,984,769
QVC, Inc. company guaranty sr. notes 4.85%, 4/1/24	613,000	587,714
QVC, Inc. company guaranty sr. sub. notes 4.45%, 2/15/25	524,000	480,115
S&P Global, Inc. company guaranty sr. unsec. bonds
2.50%, 12/1/29	7,664,000	8,012,587
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
4.40%, 2/15/26	1,032,000	1,190,063
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,812,000	4,920,270
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	1,946,000	1,950,865
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	2,695,000	2,802,223
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds
2.90%, 1/15/27	1,408,000	1,349,266
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.60%, 1/15/45	1,786,000	1,733,622
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes
4.00%, 1/15/26	313,000	325,285
ViacomCBS, Inc. sr. unsec. unsub. bonds 4.375%, 3/15/43	1,200,000	1,167,564
Walt Disney Co. (The) company guaranty sr. unsec. bonds
7.75%, 12/1/45	699,000	1,206,803
Walt Disney Co. (The) company guaranty sr. unsec. bonds
4.75%, 9/15/44	65,000	82,599
Walt Disney Co. (The) company guaranty sr. unsec. notes
7.75%, 1/20/24	482,000	581,868
		80,647,722
Consumer staples (1.2%)
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc.
company guaranty sr. unsec. unsub. notes 3.65%, 2/1/26	262,000	285,473
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 5.55%, 1/23/49	8,237,000	10,298,428
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 4.95%, 1/15/42	318,000	364,477
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. bonds 3.50%, 6/1/30	70,000	75,000
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.75%, 1/23/29	4,229,000	4,892,436
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 4.15%, 1/23/25	1,192,000	1,327,170
Ashtead Capital, Inc. 144A bonds 4.25%, 11/1/29	770,000	733,425
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	4,175,000	4,069,080
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	42,866	46,828
CVS Pass-Through Trust 144A sr. mtge. notes 7.507%, 1/10/32	876,623	1,034,144
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds
4.50%, 2/15/45	1,451,000	1,434,309
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
7.00%, 10/15/37	1,559,000	2,003,243
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
5.625%, 3/15/42	1,393,000	1,537,120
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes
3.85%, 11/15/24	289,000	297,513
Keurig Dr Pepper, Inc. company guaranty sr. unsec. bonds
3.20%, 5/1/30	4,184,000	4,457,412

Income Fund 39

	Principal
CORPORATE BONDS AND NOTES (23.7%)* cont.	amount	Value
Consumer staples cont.
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.597%, 5/25/28	$2,769,000	$3,184,952
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.417%, 5/25/25	1,661,000	1,859,307
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes
4.057%, 5/25/23	1,716,000	1,839,586
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	2,071,000	2,081,355
		41,821,258
Energy (1.2%)
BP Capital Markets America, Inc. company guaranty sr. unsec.
unsub. notes 3.937%, 9/21/28	5,751,000	6,274,062
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	5,588,000	5,577,611
Concho Resources, Inc. company guaranty sr. unsec. notes
3.75%, 10/1/27	3,051,000	2,976,726
Diamondback Energy, Inc. company guaranty sr. unsec. notes
3.25%, 12/1/26	4,546,000	3,923,408
Energy Transfer Operating LP company guaranty sr. unsec. notes
5.875%, 1/15/24	2,903,000	3,022,724
Energy Transfer Operating LP company guaranty sr. unsec. notes
2.90%, 5/15/25	1,286,000	1,197,033
Energy Transfer Operating LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	3,294,000	2,359,525
Energy Transfer Operating LP sr. unsec. unsub. bonds
6.125%, 12/15/45	360,000	345,922
Energy Transfer Operating LP sr. unsec. unsub. notes 6.50%, 2/1/42	227,000	228,921
Energy Transfer Operating LP sr. unsec. unsub. notes
5.20%, 2/1/22	235,000	235,881
EOG Resources, Inc. sr. unsec. unsub. notes 4.15%, 1/15/26	5,045,000	5,565,037
Equinor ASA company guaranty sr. unsec. notes 5.10%,
8/17/40 (Norway)	1,263,000	1,587,792
Marathon Petroleum Corp. sr. unsec. unsub. notes 6.50%, 3/1/41	292,000	306,408
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	821,000	803,432
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	3,166,000	3,245,402
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	336,000	331,722
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	1,399,000	1,168,165
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%,
3/15/77 (Canada)	3,382,000	3,043,800
		42,193,571
Financials (6.4%)
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	3,166,000	2,848,715
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	3,502,000	2,802,759
Air Lease Corp. sr. unsec. unsub. notes 3.00%, 9/15/23	302,000	277,321
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,428,000	1,756,440
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%,
12/12/42 (United Kingdom)	1,806,000	2,016,007
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A
jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	785,000	841,913

40 Income Fund

	Principal
CORPORATE BONDS AND NOTES (23.7%)* cont.	amount	Value
Financials cont.
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	$200,000	$216,606
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	2,000,000	2,163,356
Bank of America Corp. jr. unsec. sub. bonds Ser. JJ, 5.125%,
perpetual maturity	1,980,000	1,945,350
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	10,600,000	10,732,108
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	12,000,000	13,082,269
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32 (Canada)	892,000	920,544
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
notes 4.30%, 5/15/43	747,000	934,583
BGC Partners, Inc. sr. unsec. notes 5.125%, 5/27/21	94,000	93,666
BPCE SA 144A unsec. sub. notes 5.15%, 7/21/24 (France)	260,000	277,148
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	5,062,000	5,330,779
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	2,870,000	2,957,031
Capital One Bank USA NA unsec. sub. notes 3.375%, 2/15/23	264,000	268,136
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	1,063,000	1,090,020
CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	715,000	782,254
CBRE Services, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/1/26	2,208,000	2,344,478
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	2,090,000	1,839,200
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	9,349,000	9,306,930
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	3,060,000	3,261,939
Citigroup, Inc. sr. unsec. FRN 3.106%, 4/8/26	1,030,000	1,079,073
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	5,591,000	6,796,669
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	16,275,000	17,828,292
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,299,000	1,387,660
Credit Agricole SA 144A unsec. sub. FRN 4.00%, 1/10/33 (France)	795,000	832,763
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	493,000	502,878
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%,
1/12/29 (Switzerland)	469,000	496,945
Digital Realty Trust LP company guaranty sr. unsec. bonds
4.45%, 7/15/28 R	4,355,000	4,934,690
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%,
4/17/28 (Canada)	5,065,000	5,143,194
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	773,000	798,170
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	347,000	308,830
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	9,131,000	10,136,353
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.85%, 1/26/27	728,000	788,780
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 2/7/30	3,174,000	3,135,626
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	527,000	721,590
Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6.625%, 3/30/40	2,367,000	3,221,281
ING Bank NV 144A unsec. sub. notes 5.80%, 9/25/23 (Netherlands)	1,016,000	1,111,582
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD
3 Month + 1.00%), 2.692%, 5/15/47	3,168,000	2,450,907
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	5,191,000	6,140,127

Income Fund 41

	Principal
CORPORATE BONDS AND NOTES (23.7%)* cont.	amount	Value
Financials cont.
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec.
bonds 3.75%, 7/1/29	$3,418,000	$3,680,313
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26
(United Kingdom)	1,250,000	1,356,950
Lloyds Banking Group PLC unsec. sub. notes 4.50%, 11/4/24
(United Kingdom)	1,191,000	1,266,131
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	8,470,000	9,870,258
Massachusetts Mutual Life Insurance Co. 144A unsec. sub. bonds
3.729%, 10/15/70	1,626,000	1,682,910
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	9,925,000	10,696,759
Metropolitan Life Insurance Co. 144A unsec. sub. notes
7.80%, 11/1/25	2,381,000	3,042,718
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%,
3/1/26 (Japan)	626,000	688,811
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	16,767,000	18,477,682
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 4.875%, 4/15/45	1,026,000	1,090,519
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	2,925,000	2,932,395
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	950,000	960,269
Prudential Financial, Inc. sr. unsec. notes 6.625%, 6/21/40	630,000	917,479
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%,
1/27/26 (Canada)	1,350,000	1,531,571
Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 4.892%,
5/18/29 (United Kingdom)	3,860,000	4,346,441
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	265,000	277,895
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%,
9/15/25 (United Kingdom)	1,060,000	1,092,569
Santander UK PLC 144A unsec. sub. notes 5.00%, 11/7/23
(United Kingdom)	544,000	570,404
Service Properties Trust sr. unsec. notes 4.375%, 2/15/30 R	552,000	425,711
Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436%, 4/2/24 (Japan)	1,321,000	1,393,592
Teachers Insurance & Annuity Association of America 144A unsec.
sub. bonds 4.90%, 9/15/44	230,000	293,907
Teachers Insurance & Annuity Association of America 144A unsec.
sub. notes 6.85%, 12/16/39	843,000	1,289,852
TIAA Asset Management Finance Co., LLC 144A sr. unsec. sub.
notes 4.125%, 11/1/24	24,000	25,805
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%,
9/15/31 (Canada)	1,640,000	1,747,416
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 12/31/99	2,978,000	2,784,013
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec.
notes 4.125%, 4/15/26 (Switzerland)	1,961,000	2,143,395
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	200,000	206,769
Wells Fargo Bank, NA unsec. sub. notes Ser. BKNT, 6.60%, 1/15/38	250,000	357,202
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	3,411,000	3,760,092
Willis Towers Watson PLC company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	226,000	233,421
		215,048,211

42 Income Fund

	Principal
CORPORATE BONDS AND NOTES (23.7%)* cont.	amount	Value
Health care (1.9%)
AbbVie, Inc. 144A sr. unsec. notes 3.20%, 11/21/29	$11,725,000	$12,457,306
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	1,776,000	2,323,769
Bristol-Myers Squibb Co. 144A sr. unsec. bonds 3.40%, 7/26/29	9,695,000	11,093,874
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	6,014,000	6,424,234
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,775,000	2,095,121
DH Europe Finance II Sarl company guaranty sr. unsec. bonds
3.40%, 11/15/49 (Luxembourg)	7,025,000	7,759,176
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	336,000	374,628
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	3,560,000	3,851,200
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	725,000	876,266
HCA, Inc. company guaranty sr. sub. notes 5.00%, 3/15/24	1,276,000	1,384,170
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds
4.00%, 11/28/44 (Switzerland)	842,000	1,045,996
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	800,000	817,768
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	7,240,000	8,279,880
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	5,795,000	6,675,206
		65,458,594
Technology (1.6%)
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	1,216,000	1,336,273
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	599,000	781,456
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	371,000	450,419
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	4,234,000	4,413,854
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 6.02%, 6/15/26	3,181,000	3,454,454
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. bonds
8.35%, 7/15/46	700,000	874,294
Fidelity National Information Services, Inc. sr. unsec. notes
3.75%, 5/21/29	5,907,000	6,631,007
Fidelity National Information Services, Inc. sr. unsec. notes
3.00%, 8/15/26	3,832,000	4,068,335
Fidelity National Information Services, Inc. sr. unsec. sub. notes
Ser. 10Y, 4.25%, 5/15/28	2,218,000	2,522,072
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	3,155,000	3,459,219
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	6,040,000	6,867,268
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	3,835,000	3,976,440
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	956,000	1,031,814
Microsoft Corp. sr. unsec. unsub. notes 3.70%, 8/8/46	4,063,000	4,996,512
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	2,071,000	2,204,710
Salesforce.com, Inc. sr. unsec. unsub. notes 3.70%, 4/11/28	5,645,000	6,438,242
VMware, Inc. sr. unsec. notes 3.90%, 8/21/27	1,332,000	1,359,624
		54,865,993
Transportation (—%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
bonds 3.40%, 11/15/26	1,538,000	1,547,973
		1,547,973

Income Fund 43

	Principal
CORPORATE BONDS AND NOTES (23.7%)* cont.	amount	Value
Utilities and power (1.7%)
AES Corp. (The) sr. unsec. unsub. notes 5.125%, 9/1/27	$1,324,000	$1,380,270
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J,
4.30%, 12/1/28	2,210,000	2,522,499
American Transmission Systems, Inc. 144A sr. unsec. unsub. bonds
5.00%, 9/1/44	1,421,000	1,752,660
Appalachian Power Co. sr. unsec. unsub. notes Ser. L,
5.80%, 10/1/35	777,000	1,060,614
Berkshire Hathaway Energy Co. sr. unsec. bonds 6.50%, 9/15/37	227,000	301,997
Commonwealth Edison Co. sr. mtge. bonds 5.875%, 2/1/33	266,000	364,335
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes
4.20%, 3/15/42	257,000	307,784
Duke Energy Carolinas, LLC sr. mtge. notes 4.25%, 12/15/41	1,029,000	1,271,055
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	4,115,000	4,727,438
El Paso Natural Gas Co., LLC company guaranty sr. unsec. unsub.
notes 8.375%, 6/15/32	460,000	542,783
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	686,000	723,827
Enterprise Products Operating, LLC company guaranty sr. unsec.
notes 2.80%, 1/31/30	9,197,000	9,046,331
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. bonds 4.25%, 2/15/48	1,269,000	1,257,409
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. B, 3.90%, 7/15/27	437,000	481,044
FirstEnergy Corp. sr. unsec. unsub. bonds Ser. C, 4.85%, 7/15/47	729,000	940,534
FirstEnergy Transmission, LLC 144A sr. unsec. unsub. notes
5.45%, 7/15/44	2,298,000	2,870,913
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	844,000	883,818
IPALCO Enterprises, Inc. 144A sr. bonds 4.25%, 5/1/30	6,812,000	7,224,721
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 5.40%, 9/1/44	707,000	793,400
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	439,000	439,135
Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.15%, 1/15/23	665,000	678,008
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	6,190,000	6,361,091
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	2,510,000	2,567,077
PacifiCorp sr. bonds 2.70%, 9/15/30	3,959,000	4,271,883
PacifiCorp sr. mtge. bonds 6.25%, 10/15/37	139,000	196,906
Puget Energy, Inc. sr. sub. notes 3.65%, 5/15/25	858,000	859,203
Vistra Operations Co., LLC 144A sr. bonds 4.30%, 7/15/29	2,605,000	2,589,643
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	2,146,000	2,158,883
		58,575,261
Total corporate bonds and notes (cost $771,395,775)		$808,650,033

	Principal
ASSET-BACKED SECURITIES (2.3%)*	amount	Value
CarMax Auto Owner Trust
Ser. 20-2, Class C, 4.92%, 11/17/25	$8,261,000	$8,260,257
Ser. 19-1, Class C, 3.74%, 1/15/25	3,086,000	3,045,066
Finance of America HECM Buyout 144A FRB Ser. 20-HB1, Class M4,
4.048%, 2/25/30 W	1,673,000	1,422,050
GM Financial Consumer Automobile Receivables Trust Ser. 20-1,
Class C, 2.18%, 5/16/25	981,000	935,145

44 Income Fund

	Principal
ASSET-BACKED SECURITIES (2.3%)* cont.	amount	Value
LHOME Mortgage Trust 144A Ser. 19-RTL2, Class A1,
3.844%, 3/25/24	$2,810,000	$2,833,523
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
1.337%, 11/25/51	154,667	154,473
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
1.287%, 6/25/52	4,156,000	4,145,610
MRA Issuance Trust 144A FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 1.15%), 2.135%, 10/22/20	9,806,000	9,952,109
Securitized Term Auto Loan Receivables Trust 144A Ser. 19-CRTA,
Class D, 4.572%, 3/25/26 (Canada)	4,808,551	4,868,638
Station Place Securitization Trust 144A
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 9/24/20	9,921,000	9,921,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
1.629%, 6/24/20	8,812,000	8,812,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
1.32%, 10/24/20	4,285,000	4,285,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.83%),
1.317%, 3/26/21	6,233,000	6,233,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
1.137%, 8/25/52	3,040,667	3,040,667
Toorak Mortgage Corp., Ltd. 144A Ser. 20-1, Class A1,
3.25%, 3/25/23	11,080,000	11,133,860
Total asset-backed securities (cost $79,034,594)		$79,042,398

PURCHASED SWAP OPTIONS OUTSTANDING (1.8%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Citibank, N.A.
1.629/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629	$21,510,600	$1,259,876
1.996/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996	21,510,600	1,151,678
1.316/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316	111,010,500	1,148,959
(1.996)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.996	21,510,600	31,836
(1.629)/3 month USD-LIBOR-BBA/Jan-26	Jan-21/1.629	21,510,600	1,936
(1.316)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.316	111,010,500	111
Deutsche Bank AG
1.50/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	2,751,420
(1.50)/3 month USD-LIBOR-BBA/Feb-57	Feb-27/1.50	10,500,000	1,008,840
Goldman Sachs International
1.0925/3 month USD-LIBOR-BBA/Nov-22	Nov-20/1.0925	80,000,000	1,287,200
(2.983)/3 month USD-LIBOR-BBA/May-52	May-22/2.983	16,092,000	68,230
(1.0925)/3 month USD-LIBOR-BBA/Nov-22	Nov-20/1.0925	80,000,000	800
JPMorgan Chase Bank N.A.
1.101/3 month USD-LIBOR-BBA/Mar-31	Mar-21/1.101	108,761,400	5,303,206
1.33/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.33	86,042,300	904,305
(1.042)/3 month USD-LIBOR-BBA/Sep-50	Sep-20/1.042	30,988,900	881,014
Morgan Stanley & Co. International PLC
2.7725/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725	50,300,800	10,278,968
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00	18,691,900	9,367,072
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00	18,691,900	9,319,408

Income Fund 45

PURCHASED SWAP OPTIONS OUTSTANDING (1.8%)* cont.
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Morgan Stanley & Co. International PLC cont.
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75	$18,691,900	$8,314,905
1.613/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	3,051,140
1.29/3 month USD-LIBOR-BBA/Aug-30	Aug-20/1.29	20,000,000	1,264,200
(1.613)/3 month USD-LIBOR-BBA/Aug-34	Aug-24/1.613	32,836,200	815,651
(1.29)/3 month USD-LIBOR-BBA/Aug-30	Aug-20/1.29	20,000,000	21,600
(2.904)/3 month USD-LIBOR-BBA/May-51	May-21/2.904	6,896,600	6,897
(2.7725)/3 month USD-LIBOR-BBA/Feb-31	Feb-21/2.7725	50,300,800	5,533
NatWest Markets PLC
1.465/3 month USD-LIBOR-BBA/Feb-52
(United Kingdom)	Feb-22/1.465	9,000,000	1,860,390
(1.465)/3 month USD-LIBOR-BBA/Feb-52
(United Kingdom)	Feb-22/1.465	9,000,000	346,320
Toronto-Dominion Bank
(1.04)/3 month USD-LIBOR-BBA/Mar-55 (Canada)	Mar-25/1.04	2,583,000	321,945
UBS AG
1.5025/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025	115,451,000	1,410,810
(1.5025)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/1.5025	115,451,000	115
Total purchased swap options outstanding (cost $27,596,591)			$62,184,365

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Jun-20/$103.97	$1,087,000,000	$1,087,000,000	$6,068,721
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Call)	Jun-20/104.19	878,000,000	878,000,000	3,934,318
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/104.28	80,000,000	80,000,000	527,280
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Call)	Jun-20/105.41	402,000,000	402,000,000	931,836
Total purchased options outstanding (cost $13,534,375)				$11,462,155

	Principal
MUNICIPAL BONDS AND NOTES (0.1%)*	amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$1,211,102
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds),
6.718%, 1/1/49	675,000	1,073,122
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	1,143,953
Total municipal bonds and notes (cost $2,294,260)		$3,428,177

46 Income Fund

	Principal
REPURCHASE AGREEMENTS (13.5%)*	amount	Value
Interest in $150,000,000 tri-party repurchase agreement dated 4/30/20 with
Royal Bank of Canada due 5/1/20 — maturity value of $150,000,167 for an effective yield of 0.040% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 5.000% and due dates
ranging from 3/15/41 to 4/20/50, valued at $153,000,170)	$150,000,000	$150,000,000
Interest in $400,000,000 joint tri-party repurchase agreement dated
4/30/20 with Citigroup Global Markets, Inc. due 5/1/20 — maturity value of $108,123,120 for an effective yield of 0.040% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 6.000%
and due dates ranging from 10/1/48 to 11/1/48, valued at $408,019,779)	108,123,000	108,123,000
Interest in $200,000,000 tri-party repurchase agreement dated 4/30/20 with
JPMorgan Securities, LLC due 5/1/20 — maturity value of $200,000,111 for an effective yield of 0.020% (collateralized by a U.S. Treasury note with
a coupon rate of 1.500% and a due date of 1/31/27, valued at $204,000,200)	200,000,000	200,000,000
Total repurchase agreements (cost $458,123,000)		$458,123,000

	Principal amount/
SHORT-TERM INVESTMENTS (27.3%)*		shares	Value
Alpine Securitization, LLC asset backed commercial paper
1.403%, 5/6/20		$16,000,000	$15,999,629
Barclays Bank PLC CCP asset backed commercial paper
0.802%, 7/21/20		15,000,000	15,000,000
BPCE SA commercial paper 0.500%, 6/1/20		15,000,000	14,998,560
Chariot Funding, LLC asset backed commercial paper
0.550%, 6/1/20		15,285,000	15,280,883
Collateralized Commercial Paper FLEX Co., LLC asset backed
commercial paper 1.152%, 6/12/20		16,000,000	15,994,190
CRC Funding, LLC asset backed commercial paper 1.254%, 7/8/20		8,100,000	8,093,324
Export Development Canada commercial paper 1.647%, 5/4/20		14,750,000	14,749,910
Federal Farm Credit Banks Funding Corporation discount notes
commercial paper 0.110%, 7/13/20		21,686,000	21,680,723
Federal Home Loan Banks unsec. discount notes commercial
paper 0.120%, 9/9/20		26,750,000	26,737,346
Federal Home Loan Mortgage Corporation unsec. discount notes
commercial paper 0.130%, 8/19/20		27,000,000	26,990,100
ING (U.S.) Funding, LLC commercial paper 1.254%, 7/6/20		11,250,000	11,243,719
International Business Machines Corp. commercial paper
1.003%, 6/25/20		8,250,000	8,246,407
Liberty Street Funding, LLC asset backed commercial paper
1.637%, 5/18/20		13,150,000	13,148,685
Lloyds Bank PLC commercial paper 1.052%, 5/15/20		12,250,000	12,249,183
Lloyds Bank PLC commercial paper 0.450%, 5/18/20		10,000,000	9,999,080
Manhattan Asset Funding Co., LLC asset backed commercial
paper 1.233%, 6/5/20		15,000,000	14,992,350
Matchpoint Finance PLC asset backed commercial paper
1.355%, 7/7/20		15,000,000	14,985,635
Putnam Short Term Investment Fund 0.64% L	Shares	270,315,011	270,315,011
Societe Generale SA commercial paper 0.540%, 6/18/20		$18,000,000	17,994,071
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.22% P	Shares	25,090,000	25,090,000
U.S. Treasury Bills 1.593%, 5/14/20 ∆		$4,479,000	4,478,871
U.S. Treasury Bills 1.577%, 5/21/20 # ∆ §		24,308,000	24,306,852

Income Fund 47

	Principal amount/
SHORT-TERM INVESTMENTS (27.3%)* cont.	shares	Value
U.S. Treasury Bills 1.564%, 5/7/20 ∆	$1,215,000	$1,214,989
U.S. Treasury Bills 0.976%, 8/6/20 # ∆ §	39,815,000	39,803,468
U.S. Treasury Bills 0.071%, 6/4/20	25,000,000	24,997,816
U.S. Treasury Bills 0.340%, 7/16/20 # ∆	6,246,000	6,244,731
U.S. Treasury Bills 0.468%, 6/11/20 ∆	5,909,000	5,908,352
U.S. Treasury Bills 0.124%, 7/23/20 # ∆ §	25,000,000	24,995,101
U.S. Treasury Cash Management Bills 0.120%, 9/29/20 §	30,000,000	29,984,900
U.S. Treasury Bills 0.097%, 7/2/20 ∆	10,684,000	10,682,344
U.S. Treasury Cash Management Bills 0.114%, 7/14/20 §	25,000,000	24,995,632
U.S. Treasury Bills 0.059%, 5/19/20 ∆	30,782,000	30,780,730
U.S. Treasury Bills 1.582%, 6/18/20 ∆ §	6,818,000	6,817,250
U.S. Treasury Cash Management Bills 0.114%, 7/21/20 ∆ §	25,000,000	24,984,258
U.S. Treasury Bills zero%, 8/20/20 # ∆ §	14,745,000	14,740,056
U.S. Treasury Bills 1.604%, 6/25/20 # ∆ §	25,000,000	24,997,374
U.S. Treasury Bills 0.015%, 9/3/20 # ∆ §	11,665,000	11,660,342
U.S. Treasury Bills 0.010%, 9/10/20 # ∆ §	11,837,000	11,832,334
U.S. Treasury Bills 0.066%, 9/24/20 # ∆ §	26,753,000	26,740,522
U.S. Treasury Bills zero %, 10/8/20 [i]	5,087,000	5,084,457
U.S. Treasury Bills zero %, 12/3/20 [i]	192,000	191,846
Total short-term investments (cost $928,920,061)		$929,231,031

TOTAL INVESTMENTS
Total investments (cost $4,734,992,590)	$4,690,706,075

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $3,405,626,293.

† This security is non-income-producing.

48 Income Fund

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $22,145,878 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $142,864,493 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $49,933,410 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 10).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $1,652,366,544 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
U.S. Treasury Bond 30 yr (Long)	264	$47,792,250	$47,792,250	Jun-20	$3,930,531
U.S. Treasury Bond Ultra 30 yr (Long)	1,016	228,377,750	228,377,750	Jun-20	23,121,902
U.S. Treasury Note 2 yr (Short)	3,998	881,277,893	881,277,893	Jun-20	(197,718)
U.S. Treasury Note 5 yr (Long)	2,536	318,228,375	318,228,375	Jun-20	10,427,920
U.S. Treasury Note 10 yr (Long)	2,229	309,970,313	309,970,313	Jun-20	13,961,502
U.S. Treasury Note Ultra 10 yr (Long)	665	104,425,781	104,425,781	Jun-20	6,357,129
Unrealized appreciation					57,798,984
Unrealized (depreciation)					(197,718)
Total					$57,601,266

Income Fund 49

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/20 (premiums $45,108,243) (Unaudited)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Citibank, N.A.
1.805/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805	$21,510,600	$20,220
1.247/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	252,120
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	416,624
(1.247)/3 month USD-LIBOR-BBA/Feb-26	Feb-24/1.247	66,000,000	1,024,320
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865	11,101,100	1,341,568
(1.805)/3 month USD-LIBOR-BBA/Jan-31	Jan-21/1.805	21,510,600	2,387,246
Goldman Sachs International
2.823/3 month USD-LIBOR-BBA/May-27	May-22/2.823	64,368,100	23,173
2.9425/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	432,966
(2.9425)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/2.9425	96,644,300	19,645,853
JPMorgan Chase Bank N.A.
1.333/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333	12,476,100	6,363
(1.333)/3 month USD-LIBOR-BBA/Jan-24	Jan-23/1.333	12,476,100	120,145
(0.83)/3 month USD-LIBOR-BBA/Oct-21	Oct-20/0.83	86,042,300	474,954
(0.442)/3 month USD-LIBOR-BBA/Sep-50	Sep-20/0.442	30,988,900	500,471
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	850,918
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	871,418
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968	17,130,300	941,481
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07	30,174,400	1,010,541
(0.7785)/3 month USD-LIBOR-BBA/Mar-31	Mar-21/0.7785	217,522,900	5,892,695
Morgan Stanley & Co. International PLC
2.664/3 month USD-LIBOR-BBA/May-26	May-21/2.664	27,586,300	552
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	126,072
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	129,502
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	451,826
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512	32,836,200	2,730,658
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97	13,718,400	2,771,803
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01	13,718,400	2,818,720
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75	18,691,900	7,834,149
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00	18,691,900	9,167,069
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00	18,691,900	9,226,509
Toronto-Dominion Bank
1.05/3 month USD-LIBOR-BBA/Mar-27	Mar-25/1.05	34,071,000	256,895
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	2,457,900	459,971
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17	4,915,900	540,257
UBS AG
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	331,845
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875	12,877,200	1,589,175
Wells Fargo Bank, N.A.
1.47/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	357,000
(1.47)/3 month USD-LIBOR-BBA/Feb-34	Feb-24/1.47	14,000,000	1,148,421
Total			$76,153,500

50 Income Fund

WRITTEN OPTIONS OUTSTANDING at 4/30/20 (premiums $13,534,375) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/$103.97	$1,087,000,000	$1,087,000,000	$5,431,739
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/104.19	878,000,000	878,000,000	5,339,118
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/103.63	80,000,000	80,000,000	287,200
Uniform Mortgage-Backed
Securities 30 yr 2.50% TBA
commitments (Put)	Jun-20/102.97	80,000,000	80,000,000	143,600
Uniform Mortgage-Backed
Securities 30 yr 3.00% TBA
commitments (Put)	Jun-20/105.41	402,000,000	402,000,000	711,942
Total				$11,913,599

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
3.312/3 month USD-LIBOR-BBA/
Nov-38 (Purchased)	Nov-28/3.312	$196,510,100	$(22,104,188)	$23,255,005
2.027/3 month USD-LIBOR-BBA/
Jul-30 (Purchased)	Jul-20/2.027	184,051,200	(4,233,178)	20,698,398
2.2275/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	2,031,119
1.275/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	739,347
(2.3075)/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(326,110)	(152,070)
(1.275)/3 month USD-LIBOR-BBA/
Mar-50 (Purchased)	Mar-30/1.275	19,218,800	(2,503,249)	(481,815)
(2.2275)/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-22/2.2275	73,993,400	(682,589)	(672,600)
2.3075/3 month USD-LIBOR-BBA/
Jun-52 (Purchased)	Jun-22/2.3075	14,414,200	(6,777,208)	(876,095)
(3.312)/3 month USD-LIBOR-BBA/
Nov-38 (Purchased)	Nov-28/3.312	196,510,100	(4,492,078)	(2,088,902)
(2.027)/3 month USD-LIBOR-BBA/
Jul-30 (Purchased)	Jul-20/2.027	184,051,200	(4,233,178)	(4,231,337)
3.195/3 month USD-LIBOR-BBA/
Nov-55 (Written)	Nov-25/3.195	92,778,600	3,036,461	1,615,275
(3.195)/3 month USD-LIBOR-BBA/
Nov-55 (Written)	Nov-25/3.195	92,778,600	24,777,520	(34,005,212)

Income Fund 51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Citibank, N.A.
1.765/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765	$69,368,800	$(929,542)	$3,766,032
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	1,682,432
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689	5,702,000	(734,133)	(631,896)
(1.765)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.765	69,368,800	(929,542)	(929,542)
1.245/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	415,917
(1.245)/3 month USD-LIBOR-BBA/
Aug-24 (Written)	Aug-22/1.245	51,795,400	473,928	(422,133)
Goldman Sachs International
1.755/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755	69,368,800	(933,010)	3,727,186
1.727/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,073,110)	2,304,086
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	1,617,429
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	6,678,900	(843,211)	(678,843)
(2.13)/3 month USD-LIBOR-BBA/
Dec-30 (Purchased)	Dec-20/2.13	56,395,000	(796,579)	(783,891)
(1.755)/3 month USD-LIBOR-BBA/
Jun-25 (Purchased)	Jun-20/1.755	69,368,800	(933,010)	(933,010)
(1.727)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/1.727	11,702,400	(1,749,509)	(1,024,896)
JPMorgan Chase Bank N.A.
3.162/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162	95,618,500	(13,580,696)	15,704,382
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	33,394,000	(4,662,637)	13,614,066
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(881,529)	1,791,511
2.032/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	1,104,620
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(549,297)	1,050,886
(3.162)/3 month USD-LIBOR-BBA/
Nov-33 (Purchased)	Nov-20/3.162	95,618,500	(116,655)	(115,698)
(2.032)/3 month USD-LIBOR-BBA/
Jan-55 (Purchased)	Jan-25/2.032	4,643,600	(536,336)	(331,042)
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	5,702,000	(611,825)	(531,426)
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	9,503,400	(988,354)	(722,829)

52 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A. cont.
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	$33,394,000	$(4,662,637)	$(4,523,551)
3.229/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229	95,618,500	1,048,935	780,247
(5.00 Floor)/3 month USD-LIBOR-BBA/	Mar-21/5.00
Mar-21 (Written)	Floor	1,000,000	222,000	175,640
2.975/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975	95,618,500	9,562	9,562
(2.975)/3 month USD-LIBOR-BBA/
Nov-23 (Written)	Nov-20/2.975	95,618,500	3,688,962	(3,913,665)
(3.229)/3 month USD-LIBOR-BBA/
Nov-33 (Written)	Nov-23/3.229	95,618,500	10,852,700	(11,197,883)
Morgan Stanley & Co. International PLC
2.8025/3 month USD-LIBOR-BBA/
Apr-56 (Purchased)	Apr-26/2.8025	64,429,600	(13,271,918)	21,346,171
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(613,535)	1,585,726
1.5775/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775	53,400,800	(294,238)	1,084,036
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	639,650
2.764/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764	50,300,800	(9,817,794)	432,084
(2.764)/3 month USD-LIBOR-BBA/
Feb-31 (Purchased)	Feb-21/2.764	50,300,800	(82,459)	(77,966)
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27	1,179,600	(134,592)	(126,205)
(1.5775)/3 month USD-LIBOR-BBA/
Sep-22 (Purchased)	Sep-20/1.5775	53,400,800	(294,238)	(292,102)
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	5,702,000	(873,546)	(747,589)
(2.8025)/3 month USD-LIBOR-BBA/
Apr-56 (Purchased)	Apr-26/2.8025	64,429,600	(3,565,599)	(1,964,459)
2.7875/3 month USD-LIBOR-BBA/
Apr-59 (Written)	Apr-29/2.7875	57,986,600	4,000,753	1,769,171
(2.7875)/3 month USD-LIBOR-BBA/
Apr-59 (Written)	Apr-29/2.7875	57,986,600	12,298,314	(19,335,632)
UBS AG
1.6125/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125	32,836,200	(900,697)	2,149,786
0.8925/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	112,468
(0.902)/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	(24,160)
(0.983)/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983	55,539,700	(880,304)	(38,878)

Income Fund 53

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
UBS AG cont.
0.983/3 month USD-LIBOR-BBA/
Apr-32 (Purchased)	Apr-30/0.983	$55,539,700	$(880,304)	$(43,321)
0.902/3 month USD-LIBOR-BBA/
Apr-35 (Purchased)	Apr-25/0.902	16,661,800	(932,228)	(62,982)
(0.87)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	(68,036)
0.87/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-27/0.87	138,849,000	(936,537)	(101,360)
(0.8925)/3 month USD-LIBOR-BBA/
Apr-28 (Purchased)	Apr-23/0.8925	41,654,700	(883,080)	(273,671)
(1.6125)/3 month USD-LIBOR-BBA/
Aug-34 (Purchased)	Aug-24/1.6125	32,836,200	(2,401,147)	(1,583,690)
1.30/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30	69,776,800	2,072,781	1,948,168
(1.30)/3 month USD-LIBOR-BBA/
Aug-26 (Written)	Aug-21/1.30	69,776,800	557,804	(2,269,839)
Wells Fargo Bank, N.A.
2.2775/3 month USD-LIBOR-BBA/
Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	14,579,616
(2.2775)/3 month USD-LIBOR-BBA/
Jul-52 (Purchased)	Jul-22/2.2775	46,012,800	(3,888,082)	(3,275,652)
Unrealized appreciation				141,730,016
Unrealized (depreciation)				(99,533,878)
Total				$42,196,138

TBA SALE COMMITMENTS OUTSTANDING at 4/30/20 (proceeds receivable $515,141,484) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value
Uniform Mortgage-Backed Securities, 5.00%, 5/1/50	$2,000,000	5/13/20	$2,173,750
Uniform Mortgage-Backed Securities, 4.00%, 5/1/50	99,000,000	5/13/20	105,435,000
Uniform Mortgage-Backed Securities, 3.50%, 5/1/50	245,000,000	5/13/20	258,857,813
Uniform Mortgage-Backed Securities, 3.00%, 5/1/50	81,000,000	5/13/20	85,515,118
Uniform Mortgage-Backed Securities, 2.50%, 5/1/50	60,000,000	5/13/20	62,498,436
Total			$514,480,117

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$13,976,000	$9,239,617	$(477)	11/8/48	3 month USD-	3.312% —	$9,407,051
				LIBOR-BBA —	Semiannually
Quarterly
5,000,000	435	(31)	5/26/20	3 month USD-	6 month USD-	(224)
				LIBOR-BBA	LIBOR-BBA —
				plus 12.70% —	Semiannually
Semiannually

54 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$95,618,500	$20,220,157	$(1,354)	1/3/29	3.065% —	3 month USD-	$(21,075,300)
				Semiannually	LIBOR-BBA —
					Quarterly
52,781,400	11,433,190	(747)	3/4/29	3 month USD-	3.073% —	11,582,640
				LIBOR-BBA —	Semiannually
				Quarterly
76,494,800	17,877,676	(1,688,681)	12/3/29	3 month USD-	3.096% —	16,979,241
				LIBOR-BBA —	Semiannually
				Quarterly
2,954,000	130,130 E	(16)	2/2/24	3 month USD-	2.5725% —	130,113
				LIBOR-BBA —	Semiannually
				Quarterly
7,645,700	330,019 E	(43)	2/2/24	2.528% —	3 month USD-	(330,062)
				Semiannually	LIBOR-BBA —
					Quarterly
13,769,100	2,496,076	(183)	2/13/29	2.6785% —	3 month USD-	(2,525,234)
				Semiannually	LIBOR-BBA —
					Quarterly
36,582,400	7,395,059	744,881	2/20/30	2.7225% —	3 month USD-	(6,724,337)
				Semiannually	LIBOR-BBA —
					Quarterly
36,582,400	7,383,060	747,168	3/2/30	2.715% —	3 month USD-	(6,702,312)
				Semiannually	LIBOR-BBA —
					Quarterly
16,004,800	1,064,207 E	(3,239)	12/2/23	3 month USD-	2.536% —	1,060,968
				LIBOR-BBA —	Semiannually
				Quarterly
5,533,100	243,467 E	(945)	2/2/24	3 month USD-	2.57% —	242,522
				LIBOR-BBA —	Semiannually
				Quarterly
19,929,186	4,202,766	(282)	3/5/30	3 month USD-	2.806% —	4,248,003
				LIBOR-BBA —	Semiannually
				Quarterly
36,896,800	7,251,070	(522)	3/16/30	2.647% —	3 month USD-	(7,338,763)
				Semiannually	LIBOR-BBA —
					Quarterly
7,498,500	3,745,328 E	(256)	3/28/52	2.67% —	3 month USD-	(3,745,584)
				Semiannually	LIBOR-BBA —
					Quarterly
38,657,700	6,797,493	(19,876)	3/26/30	2.44% —	3 month USD-	(6,861,433)
				Semiannually	LIBOR-BBA —
					Quarterly
9,968,700	386,427 E	(56)	2/2/24	3 month USD-	2.3075% —	386,371
				LIBOR-BBA —	Semiannually
				Quarterly
14,633,000	570,146 E	(82)	2/9/24	3 month USD-	2.32% —	570,064
				LIBOR-BBA —	Semiannually
				Quarterly

Income Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$52,187,400	$7,417,552	$(739)	3/4/30	2.098% —	3 month USD-	$(7,486,234)
				Semiannually	LIBOR-BBA —
					Quarterly
5,512,000	810,187 E	(123)	11/20/39	3 month USD-	2.55% —	810,064
				LIBOR-BBA —	Semiannually
				Quarterly
30,229,900	4,511,631 E	(428)	12/7/30	2.184% —	3 month USD-	(4,512,059)
				Semiannually	LIBOR-BBA —
					Quarterly
31,819,500	4,774,580 E	—	12/14/30	2.1935% —	3 month USD-	(4,774,580)
				Semiannually	LIBOR-BBA —
					Quarterly
13,411,400	5,721,384 E	—	6/14/52	2.4105% —	3 month USD-	(5,721,384)
				Semiannually	LIBOR-BBA —
					Quarterly
18,851,000	1,309,805 E	(212)	6/5/29	3 month USD-	2.2225% —	1,309,593
				LIBOR-BBA —	Semiannually
				Quarterly
1,576,600	627,960 E	(54)	6/22/52	2.3075% —	3 month USD-	(628,014)
				Semiannually	LIBOR-BBA —
					Quarterly
13,828,500	1,942,033 E	(196)	6/22/30	2.0625% —	3 month USD-	(1,942,229)
				Semiannually	LIBOR-BBA —
					Quarterly
10,143,500	1,326,729 E	(144)	7/6/30	1.9665% —	3 month USD-	(1,326,873)
				Semiannually	LIBOR-BBA —
					Quarterly
1,265,600	483,731 E	(43)	7/5/52	2.25% —	3 month USD-	(483,774)
				Semiannually	LIBOR-BBA —
					Quarterly
28,492,700	3,808,990 E	(403)	1/22/31	2.035% —	3 month USD-	(3,809,393)
				Semiannually	LIBOR-BBA —
					Quarterly
7,413,500	2,868,654 E	(253)	7/22/52	2.2685% —	3 month USD-	(2,868,907)
				Semiannually	LIBOR-BBA —
					Quarterly
30,390,200	8,837,926 E	(1,036)	8/8/52	1.9185% —	3 month USD-	(8,838,962)
				Semiannually	LIBOR-BBA —
					Quarterly
65,592,200	5,566,154 E	(929)	8/28/30	1.5095% —	3 month USD-	(5,567,083)
				Semiannually	LIBOR-BBA —
					Quarterly
24,992,000	5,253,268 E	(852)	9/12/52	1.626% —	3 month USD-	(5,254,121)
				Semiannually	LIBOR-BBA —
					Quarterly
69,368,800	3,360,849	(561)	9/30/24	1.50% —	3 month USD-	(3,366,250)
				Semiannually	LIBOR-BBA —
					Quarterly

56 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$69,368,800	$3,446,173	$(561)	10/1/24	1.53% —	3 month USD-	$(3,452,319)
				Semiannually	LIBOR-BBA —
					Quarterly
49,581,600	2,846,678	90,432	3/18/25	1.58% —	3 month USD-	(2,795,922)
				Semiannually	LIBOR-BBA —
					Quarterly
59,443,900	6,353,899	1,588,995	3/18/30	1.73% —	3 month USD-	(4,823,121)
				Semiannually	LIBOR-BBA —
					Quarterly
16,918,500	2,014,367 E	(240)	12/21/30	3 month USD-	1.88% —	2,014,128
				LIBOR-BBA —	Semiannually
				Quarterly
105,740,700	10,826,367	(226,982)	1/28/30	3 month USD-	1.698% —	11,055,399
				LIBOR-BBA —	Semiannually
				Quarterly
509,000	158,085 E	(17)	1/16/55	2.032% —	3 month USD-	(158,102)
				Semiannually	LIBOR-BBA —
					Quarterly
42,777,000	4,647,678	(14,244)	1/16/30	1.771% —	3 month USD-	(4,861,920)
				Semiannually	LIBOR-BBA —
					Quarterly
79,437,400	8,563,272	(1,044)	1/31/30	1.7505% —	3 month USD-	(8,910,277)
				Semiannually	LIBOR-BBA —
					Quarterly
62,415,100	6,713,243	(821)	1/31/30	1.748% —	3 month USD-	(6,985,500)
				Semiannually	LIBOR-BBA —
					Quarterly
141,852,500	14,438,031	(228,845)	1/31/30	3 month USD-	1.688% —	14,804,809
				LIBOR-BBA —	Semiannually
				Quarterly
702,100	207,563 E	(24)	1/24/55	3 month USD-	1.977% —	207,539
				LIBOR-BBA —	Semiannually
				Quarterly
77,540,600	6,328,709	(526,366)	2/18/30	1.4765% —	3 month USD-	(6,821,230)
				Semiannually	LIBOR-BBA —
					Quarterly
205,530,200	18,634,190	(2,725)	2/18/30	3 month USD-	1.57% —	18,580,723
				LIBOR-BBA —	Semiannually
				Quarterly
2,500,000	417,653 E	(85)	3/1/57	1.50% —	3 month USD-	(417,738)
				Semiannually	LIBOR-BBA —
					Quarterly
19,122,200	2,186,279 E	(652)	3/4/52	1.265% —	3 month USD-	(2,186,931)
				Semiannually	LIBOR-BBA —
					Quarterly
14,501,500	596,012 E	(205)	3/4/31	3 month USD-	1.101% —	595,806
				LIBOR-BBA —	Semiannually
				Quarterly

Income Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$134,370,300	$541,244 E	$(507)	9/8/21	0.68% —	3 month USD-	$(541,750)
				Semiannually	LIBOR-BBA —
					Quarterly
296,756,300	861,484 E	(1,119)	10/15/21	0.571% —	3 month USD-	(862,602)
				Semiannually	LIBOR-BBA —
					Quarterly
33,463,400	2,075,434 E	(1,141)	1/27/47	3 month USD-	1.27% —	2,074,292
				LIBOR-BBA —	Semiannually
				Quarterly
2,826,300	180,315 E	(96)	3/7/50	1.275% —	3 month USD-	(180,411)
				Semiannually	LIBOR-BBA —
					Quarterly
11,084,500	72,360 E	(378)	3/10/52	0.8725% —	3 month USD-	(72,738)
				Semiannually	LIBOR-BBA —
					Quarterly
7,012,700	253,593 E	(239)	3/11/52	0.717% —	3 month USD-	253,354
				Semiannually	LIBOR-BBA —
					Quarterly
31,280,800	842,079 E	(443)	3/17/32	3 month USD-	1.03% —	841,636
				LIBOR-BBA —	Semiannually
				Quarterly
205,447,000	483,828 E	(290,126)	6/17/22	3 month USD-	0.40% —	193,701
				LIBOR-BBA —	Semiannually
				Quarterly
1,305,907,000	16,215,447 E	11,713,460	6/17/25	0.65% —	3 month USD-	(4,501,987)
				Semiannually	LIBOR-BBA —
					Quarterly
209,596,000	4,795,347 E	(1,577,976)	6/17/50	3 month USD-	0.90% —	3,217,370
				LIBOR-BBA —	Semiannually
				Quarterly
913,000	20,889 E	6,664	6/17/50	0.90% —	3 month USD-	(14,225)
				Semiannually	LIBOR-BBA —
					Quarterly
54,009,000	1,127,168 E	752,534	6/17/30	0.85% —	3 month USD-	(374,634)
				Semiannually	LIBOR-BBA —
					Quarterly
919,000	4,862	(31)	3/19/50	0.838% —	3 month USD-	(4,637)
				Semiannually	LIBOR-BBA —
					Quarterly
5,431,400	36,026 E	(66)	3/24/32	3 month USD-	1.07% —	35,961
				LIBOR-BBA —	Semiannually
				Quarterly
32,990,000	811,323	566,956	4/22/30	0.895% —	3 month USD-	(242,696)
				Semiannually	LIBOR-BBA —
					Quarterly
81,831,000	663,077	817,225	4/22/30	0.7275% —	3 month USD-	161,720
				Semiannually	LIBOR-BBA —
					Quarterly

58 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$2,783,800	$14,267 E	$(42)	3/24/35	3 month USD-	0.968% —	$14,225
				LIBOR-BBA —	Semiannually
				Quarterly
33,703,000	320,414	(1,149)	4/20/50	0.85537% —	3 month USD-	(318,681)
				Semiannually	LIBOR-BBA —
					Quarterly
35,422,200	161,454	(470)	4/22/30	3 month USD-	0.6915% —	157,388
				LIBOR-BBA —	Semiannually
				Quarterly
37,611,000	87,107	(499)	4/24/30	3 month USD-	0.66726% —	84,027
				LIBOR-BBA —	Semiannually
				Quarterly
37,611,000	74,996	(499)	4/24/30	3 month USD-	0.664% —	71,892
				LIBOR-BBA —	Semiannually
				Quarterly
23,897,600	71,000 E	(338)	4/25/32	0.7925% —	3 month USD-	(71,338)
				Semiannually	LIBOR-BBA —
					Quarterly
7,564,600	82,537	(20,245)	4/28/50	0.78% —	3 month USD-	62,360
				Semiannually	LIBOR-BBA —
					Quarterly
31,960,000	333,854	(1,090)	4/29/50	0.781% —	3 month USD-	332,870
				Semiannually	LIBOR-BBA —
					Quarterly
3,989,000	798	(16)	5/1/22	0.328% —	3 month USD-	(807)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$12,406,271				$(58,996,848)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$76,663	$77,094	$—	1/12/41	4.00% (1 month	Synthetic TRS	$1,561
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
130,714	132,401	—	1/12/41	4.50% (1 month	Synthetic TRS	3,766
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
2,145,558	2,153,338	—	1/12/40	4.00% (1 month	Synthetic MBX	11,045
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$324,841	$326,019	$—	1/12/40	4.00% (1 month	Synthetic MBX	$1,672
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,553,019	1,564,823	—	1/12/40	4.50% (1 month	Synthetic MBX	14,510
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
139,073	140,130	—	1/12/40	4.50% (1 month	Synthetic MBX	1,299
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
31,886,948	32,324,497	—	1/12/41	5.00% (1 month	Synthetic MBX	499,782
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,078,952	3,119,522	—	1/12/40	5.00% (1 month	Synthetic MBX	46,591
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
229,187	230,535	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,803
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
2,085,455	2,093,918	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(13,269)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
36,091,444	36,198,624	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(193,703)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
296,894	303,379	—	1/12/43	3.50% (1 month	Synthetic TRS	10,615
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
29,737	30,387	—	1/12/43	3.50% (1 month	Synthetic TRS	1,063
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
196,063	197,165	—	1/12/41	4.00% (1 month	Synthetic TRS	3,992
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
60,334	60,673	—	1/12/41	4.00% (1 month	Synthetic TRS	1,228
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

60 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$47,517	$48,028	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(1,275)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
324,617	326,103	—	1/12/36	(5.50%) 1 month	Synthetic TRS	(5,944)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
122,045	122,381	—	1/12/39	6.00% (1 month	Synthetic TRS	1,985
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
252,702	252,853	—	1/12/38	6.50% (1 month	Synthetic TRS	3,369
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
28,523	28,540	—	1/12/38	6.50% (1 month	Synthetic TRS	380
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
2,608,706	2,644,502	—	1/12/41	5.00% (1 month	Synthetic MBX	40,888
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
618,116	626,597	—	1/12/41	5.00% (1 month	Synthetic MBX	9,688
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
532,360	537,391	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12,522
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
231,512	236,013	—	1/12/44	3.50% (1 month	Synthetic TRS	7,725
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
220,169	225,696	—	1/12/45	3.50% (1 month	Synthetic TRS	9,061
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
205,113	210,263	—	1/12/45	3.50% (1 month	Synthetic TRS	8,442
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
168,705	171,985	—	1/12/44	3.50% (1 month	Synthetic TRS	5,629
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$85,598	$87,468	$—	1/12/43	3.50% (1 month	Synthetic TRS	$3,061
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
647,899	657,728	—	1/12/45	4.00% (1 month	Synthetic TRS	20,612
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
293,633	295,282	—	1/12/41	4.00% (1 month	Synthetic TRS	5,979
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
226,893	230,335	—	1/12/45	4.00% (1 month	Synthetic TRS	7,218
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,190,259	1,196,946	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(24,236)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
155,362	155,498	—	1/12/39	(5.00%) 1 month	Synthetic TRS	(2,364)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
229,949	232,421	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(6,168)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
122,411	122,775	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(657)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
326,393	327,362	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,752)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
905,326	908,014	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,859)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,409,881	2,417,037	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(12,934)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,301,282	3,311,086	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(17,718)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

62 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$564,574	$574,506	$—	1/12/44	(3.00%) 1 month	Synthetic TRS	$(17,426)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
467,761	476,855	—	1/12/44	3.50% (1 month	Synthetic TRS	15,608
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
309,128	315,881	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(11,053)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
480,564	483,264	—	1/12/41	4.00% (1 month	Synthetic TRS	9,785
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
225,186	228,602	—	1/12/45	4.00% (1 month	Synthetic TRS	7,164
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,455	20,570	—	1/12/41	4.00% (1 month	Synthetic TRS	417
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
94,764	95,987	—	1/12/41	4.50% (1 month	Synthetic TRS	2,730
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
448,634	453,458	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(12,034)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
324,617	326,103	—	1/12/36	5.50% (1 month	Synthetic TRS	5,944
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
761,886	763,984	—	1/12/39	6.00% (1 month	Synthetic TRS	12,391
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
547,031	548,537	—	1/12/39	6.00% (1 month	Synthetic TRS	8,897
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
303,030	303,864	—	1/12/39	6.00% (1 month	Synthetic TRS	4,928
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Income Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$9,853	$9,880	$—	1/12/39	6.00% (1 month	Synthetic TRS	$160
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
397,136	397,374	—	1/12/38	6.50% (1 month	Synthetic TRS	5,295
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
362,376	362,594	—	1/12/38	6.50% (1 month	Synthetic TRS	4,832
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
351,127	351,338	—	1/12/38	6.50% (1 month	Synthetic TRS	4,682
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
279,545	279,713	—	1/12/38	6.50% (1 month	Synthetic TRS	3,727
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
120,747	120,819	—	1/12/38	6.50% (1 month	Synthetic TRS	1,610
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Chase Bank N.A.
62,547	62,898	—	1/12/41	4.00% (1 month	Synthetic TRS	1,274
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
448,653	453,477	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(12,035)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
JPMorgan Securities LLC
346,822	350,099	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(8,158)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
867,978	884,852	—	1/12/44	(3.50%) 1 month	Synthetic TRS	(28,963)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
916,201	929,347	—	1/12/44	4.00% (1 month	Synthetic TRS	26,409
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

64 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited) cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC cont.
$916,201	$929,347	$—	1/12/44	(4.00%) 1 month	Synthetic TRS	$(26,405)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		851,339
Upfront premium (paid)		—		Unrealized (depreciation)		(400,953)
Total		$—		Total		$450,386

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited)
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BB+/P	$13,534	$198,000	$64,449	5/11/63	300 bp —	$(50,816)
Index						Monthly
CMBX NA BBB–.6	BB+/P	26,395	438,000	142,569	5/11/63	300 bp —	(115,955)
Index						Monthly
CMBX NA BBB–.6	BB+/P	54,079	876,000	285,138	5/11/63	300 bp —	(230,621)
Index						Monthly
CMBX NA BBB–.6	BB+/P	51,528	904,000	294,252	5/11/63	300 bp —	(242,272)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	(19,398)	2,261,000	319,932	5/11/63	200 bp —	(338,576)
Index						Monthly
CMBX NA BB.11	BB–/P	1,234,525	2,185,000	1,142,100	11/18/54	500 bp —	94,246
Index						Monthly
CMBX NA BB.6	BB–/P	209,726	1,462,000	754,246	5/11/63	500 bp —	(543,302)
Index						Monthly
CMBX NA BB.6	BB–/P	637,395	3,923,000	2,023,876	5/11/63	500 bp —	(1,383,212)
Index						Monthly
CMBX NA BB.7	BB–/P	132,687	2,600,000	1,269,580	1/17/47	500 bp —	(1,134,726)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,215,720	3,684,000	1,199,142	5/11/63	300 bp —	18,420
Index						Monthly
CMBX NA BBB–.6	BB+/P	307,697	3,849,000	1,252,850	5/11/63	300 bp —	(943,228)
Index						Monthly
CMBX NA BBB–.6	BB+/P	427,327	6,277,000	2,043,164	5/11/63	300 bp —	(1,612,698)
Index						Monthly
CMBX NA BBB–.6	BB+/P	9,135,061	143,455,000	46,694,603	5/11/63	300 bp —	(37,487,814)
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(34,207)	30,976,000	4,383,104	5/11/63	200 bp —	(4,406,985)
Index						Monthly
CMBX NA A.7	A/P	11,938	287,000	21,324	1/17/47	200 bp —	(9,290)
Index						Monthly

Income Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA A.7	A/P	$102,321	$2,780,000	$206,554	1/17/47	200 bp —	$(103,306)
Index						Monthly
CMBX NA BB.7	BB–/P	97,913	732,000	357,436	1/17/47	500 bp —	(258,913)
Index						Monthly
CMBX NA BBB–.6	BB+/P	4,441,511	47,269,000	15,386,060	5/11/63	300 bp —	(10,920,914)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	51,666	699,000	171,045	1/17/47	300 bp —	(119,029)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	143,564	2,186,000	534,914	1/17/47	300 bp —	(390,257)
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	5,271	168,000	23,772	5/11/63	200 bp —	(18,445)
Index						Monthly
CMBX NA A.6	A/P	16,026	526,000	74,429	5/11/63	200 bp —	(58,227)
Index						Monthly
CMBX NA A.6	A/P	(1,095)	602,000	85,183	5/11/63	200 bp —	(86,077)
Index						Monthly
CMBX NA A.6	A/P	50,224	975,000	137,963	5/11/63	200 bp —	(87,414)
Index						Monthly
CMBX NA A.6	A/P	65,795	1,256,000	177,724	5/11/63	200 bp —	(111,510)
Index						Monthly
CMBX NA A.6	A/P	204,156	1,390,000	196,685	5/11/63	200 bp —	7,935
Index						Monthly
CMBX NA A.6	A/P	(1,055)	1,740,000	246,210	5/11/63	200 bp —	(246,685)
Index						Monthly
CMBX NA A.6	A/P	88,084	1,783,000	252,295	5/11/63	200 bp —	(163,616)
Index						Monthly
CMBX NA A.6	A/P	55,332	1,789,000	253,144	5/11/63	200 bp —	(197,215)
Index						Monthly
CMBX NA A.6	A/P	109,667	1,964,000	277,906	5/11/63	200 bp —	(167,584)
Index						Monthly
CMBX NA A.6	A/P	165,367	2,518,000	356,297	5/11/63	200 bp —	(190,091)
Index						Monthly
CMBX NA A.6	A/P	402,955	2,779,000	393,229	5/11/63	200 bp —	10,653
Index						Monthly
CMBX NA A.6	A/P	152,946	2,939,000	415,869	5/11/63	200 bp —	(261,943)
Index						Monthly
CMBX NA A.6	A/P	148,581	3,016,000	426,764	5/11/63	200 bp —	(277,178)
Index						Monthly
CMBX NA A.6	A/P	(32,020)	3,372,000	477,138	5/11/63	200 bp —	(508,034)
Index						Monthly
CMBX NA A.6	A/P	224,300	3,497,000	494,826	5/11/63	200 bp —	(269,360)
Index						Monthly
CMBX NA A.6	A/P	214,889	4,245,000	600,668	5/11/63	200 bp —	(384,364)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,869	37,000	12,044	5/11/63	300 bp —	(10,156)
Index						Monthly

66 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB+/P	$11,786	$112,000	$36,456	5/11/63	300 bp —	$(24,614)
Index						Monthly
CMBX NA BBB–.6	BB+/P	12,607	146,000	47,523	5/11/63	300 bp —	(34,843)
Index						Monthly
CMBX NA BBB–.6	BB+/P	18,143	375,000	122,063	5/11/63	300 bp —	(103,732)
Index						Monthly
CMBX NA BBB–.6	BB+/P	43,346	392,000	127,596	5/11/63	300 bp —	(84,054)
Index						Monthly
CMBX NA BBB–.6	BB+/P	43,557	401,000	130,526	5/11/63	300 bp —	(86,768)
Index						Monthly
CMBX NA BBB–.6	BB+/P	43,389	401,000	130,526	5/11/63	300 bp —	(86,936)
Index						Monthly
CMBX NA BBB–.6	BB+/P	39,801	503,000	163,727	5/11/63	300 bp —	(123,674)
Index						Monthly
CMBX NA BBB–.6	BB+/P	32,711	671,000	218,411	5/11/63	300 bp —	(185,364)
Index						Monthly
CMBX NA BBB–.6	BB+/P	33,283	671,000	218,411	5/11/63	300 bp —	(184,792)
Index						Monthly
CMBX NA BBB–.6	BB+/P	77,301	714,000	232,407	5/11/63	300 bp —	(154,749)
Index						Monthly
CMBX NA BBB–.6	BB+/P	68,535	1,006,000	327,453	5/11/63	300 bp —	(258,415)
Index						Monthly
CMBX NA BBB–.6	BB+/P	134,237	1,144,000	372,372	5/11/63	300 bp —	(237,563)
Index						Monthly
CMBX NA BBB–.6	BB+/P	71,141	1,402,000	456,351	5/11/63	300 bp —	(384,509)
Index						Monthly
CMBX NA BBB–.6	BB+/P	200,757	1,446,000	470,673	5/11/63	300 bp —	(269,193)
Index						Monthly
CMBX NA BBB–.6	BB+/P	137,523	1,554,000	505,827	5/11/63	300 bp —	(367,527)
Index						Monthly
CMBX NA BBB–.6	BB+/P	117,779	1,855,000	603,803	5/11/63	300 bp —	(485,096)
Index						Monthly
CMBX NA BBB–.6	BB+/P	217,967	2,463,000	801,707	5/11/63	300 bp —	(582,508)
Index						Monthly
CMBX NA BBB–.6	BB+/P	207,367	2,467,000	803,009	5/11/63	300 bp —	(594,408)
Index						Monthly
CMBX NA BBB–.6	BB+/P	407,935	2,864,000	932,232	5/11/63	300 bp —	(522,865)
Index						Monthly
CMBX NA BBB–.6	BB+/P	259,403	3,236,000	1,053,318	5/11/63	300 bp —	(792,297)
Index						Monthly
CMBX NA BBB–.6	BB+/P	250,279	3,302,000	1,074,801	5/11/63	300 bp —	(822,871)
Index						Monthly
CMBX NA BBB–.6	BB+/P	244,226	3,333,000	1,084,892	5/11/63	300 bp —	(838,999)
Index						Monthly
CMBX NA BBB–.6	BB+/P	245,701	3,333,000	1,084,892	5/11/63	300 bp —	(837,524)
Index						Monthly

Income Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BB+/P	$345,231	$4,755,000	$1,547,753	5/11/63	300 bp —	$(1,200,144)
Index						Monthly
CMBX NA BBB–.6	BB+/P	345,231	4,755,000	1,547,753	5/11/63	300 bp —	(1,200,144)
Index						Monthly
CMBX NA BBB–.6	BB+/P	759,433	10,002,000	3,255,651	5/11/63	300 bp —	(2,491,217)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	49,185	605,000	148,044	1/17/47	300 bp —	(98,556)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	126,786	1,819,000	445,109	1/17/47	300 bp —	(317,414)
Index						Monthly
JPMorgan Securities LLC
CMBX NA A.13	A-/P	(10,398)	10,000,000	1,940,000	12/16/72	200 bp —	(1,947,064)
Index						Monthly
CMBX NA A.6	A/P	392,560	2,804,000	396,766	5/11/63	200 bp —	(3,894)
Index						Monthly
CMBX NA A.6	A/P	549,146	3,684,000	521,286	5/11/63	200 bp —	29,088
Index						Monthly
CMBX NA A.6	A/P	9,958,994	76,594,000	10,838,051	5/11/63	200 bp —	(853,525)
Index						Monthly
CMBX NA BB.10	BB–/P	76,868	958,000	503,908	5/11/63	500 bp —	(426,241)
Index						Monthly
CMBX NA BBB–.6	BB+/P	29,960,586	93,714,000	30,503,907	5/11/63	300 bp —	(496,464)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	371,864	1,584,000	387,605	1/17/47	300 bp —	(14,948)
Index						Monthly
Merrill Lynch International
CMBX NA BBB–.6	BB+/P	144,127	1,593,000	518,522	5/11/63	300 bp —	(373,598)
Index						Monthly
CMBX NA BBB–.6	BB+/P	141,186	1,851,000	602,501	5/11/63	300 bp —	(460,390)
Index						Monthly
CMBX NA BBB–.6	BB+/P	220,065	2,499,000	813,425	5/11/63	300 bp —	(592,110)
Index						Monthly
CMBX NA BBB–.6	BB+/P	189,239	2,944,000	958,272	5/11/63	300 bp —	(767,561)
Index						Monthly
CMBX NA BBB–.6	BB+/P	269,586	3,657,000	1,190,354	5/11/63	300 bp —	(918,939)
Index						Monthly
CMBX NA BBB–.6	BB+/P	288,245	4,013,000	1,306,232	5/11/63	300 bp —	(1,015,980)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,250,695	14,007,000	4,559,279	5/11/63	300 bp —	(3,301,580)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,333,541	18,282,000	5,950,791	5/11/63	300 bp —	(4,608,109)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	515,760	3,684,000	521,286	5/11/63	200 bp —	(4,298)
Index						Monthly
CMBX NA A.6	A/P	(73,413)	9,566,000	1,353,589	5/11/63	200 bp —	(1,423,814)
Index						Monthly

68 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/20 (Unaudited) cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BB+/P	$151,989	$1,554,000	$505,827	5/11/63	300 bp —	$(353,061)
Index						Monthly
CMBX NA BBB–.6	BB+/P	529,757	6,342,000	2,064,321	5/11/63	300 bp —	(1,531,393)
Index						Monthly
CMBX NA BBB–.6	BB+/P	489,483	6,670,000	2,171,085	5/11/63	300 bp —	(1,678,267)
Index						Monthly
CMBX NA BBB–.6	BB+/P	777,807	9,703,000	3,158,327	5/11/63	300 bp —	(2,375,668)
Index						Monthly
CMBX NA BBB–.6	BB+/P	1,236,736	16,509,000	5,373,680	5/11/63	300 bp —	(4,128,689)
Index						Monthly
CMBX NA BBB–.6	BB+/P	3,956,632	59,723,000	19,439,837	5/11/63	300 bp —	(15,453,343)
Index						Monthly
Upfront premium received		77,549,555	Unrealized appreciation				160,342
Upfront premium (paid)		(171,586)	Unrealized (depreciation)				(119,429,525)
Total		$77,377,969	Total				$(119,269,183)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2020. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited)
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$157,000	$11,665	1/17/47	(200 bp) —	$10,449
					Monthly
CMBX NA BB.10 Index	(46,755)	448,000	235,648	11/17/59	(500 bp) —	188,520
					Monthly
CMBX NA BB.10 Index	(40,460)	369,000	194,094	11/17/59	(500 bp) —	153,326
					Monthly
CMBX NA BB.11 Index	(217,562)	3,013,000	1,574,895	11/18/54	(500 bp) —	1,354,822
					Monthly
CMBX NA BB.11 Index	(173,870)	1,342,000	701,463	11/18/54	(500 bp) —	526,475
					Monthly
CMBX NA BB.11 Index	(59,602)	867,000	453,181	11/18/54	(500 bp) —	392,856
					Monthly
CMBX NA BB.11 Index	(24,535)	481,000	251,419	11/18/54	(500 bp) —	226,483
					Monthly
CMBX NA BB.11 Index	(24,952)	481,000	251,419	11/18/54	(500 bp) —	226,066
					Monthly
CMBX NA BB.11 Index	(43,360)	460,000	240,442	11/18/54	(500 bp) —	196,698
					Monthly

Income Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.12 Index	$(92,173)	$1,074,000	$560,628	8/17/61	(500 bp) —	$467,457
					Monthly
CMBX NA BB.8 Index	(163,027)	1,313,000	854,238	10/17/57	(500 bp) —	690,117
					Monthly
CMBX NA BB.8 Index	(63,214)	360,000	234,216	10/17/57	(500 bp) —	170,702
					Monthly
CMBX NA BB.9 Index	(654,620)	6,342,000	3,379,652	9/17/58	(500 bp) —	2,719,747
					Monthly
CMBX NA BB.9 Index	(173,751)	2,693,000	1,435,100	9/17/58	(500 bp) —	1,259,104
					Monthly
CMBX NA BB.9 Index	(42,410)	1,052,000	560,611	9/17/58	(500 bp) —	517,324
					Monthly
CMBX NA BB.9 Index	(61,874)	959,000	511,051	9/17/58	(500 bp) —	448,378
					Monthly
CMBX NA BB.9 Index	(23,708)	604,000	321,872	9/17/58	(500 bp) —	297,661
					Monthly
CMBX NA BB.9 Index	(21,280)	587,000	312,812	9/17/58	(500 bp) —	291,043
					Monthly
CMBX NA BBB–.12 Index	(882,145)	2,640,000	878,064	8/17/61	(300 bp) —	(4,081)
					Monthly
Credit Suisse International
CMBX NA BB.10 Index	(123,951)	929,000	488,654	11/17/59	(500 bp) —	363,929
					Monthly
CMBX NA BB.10 Index	(110,117)	926,000	487,076	11/17/59	(500 bp) —	376,187
					Monthly
CMBX NA BB.10 Index	(60,658)	488,000	256,688	11/17/59	(500 bp) —	195,623
					Monthly
CMBX NA BB.7 Index	(173,028)	938,000	458,025	1/17/47	(500 bp) —	284,215
					Monthly
CMBX NA BB.7 Index	(140,307)	853,000	416,520	1/17/47	(500 bp) —	275,502
					Monthly
CMBX NA BB.7 Index	(11,314)	641,000	330,692	5/11/63	(500 bp) —	318,844
					Monthly
CMBX NA BB.8 Index	(115,646)	660,000	429,396	10/17/57	(500 bp) —	313,200
					Monthly
CMBX NA BB.9 Index	(343,546)	3,427,000	1,826,248	9/17/58	(500 bp) —	1,479,846
					Monthly
Goldman Sachs International
CMBX NA BB.7 Index	(175,691)	1,161,000	566,916	1/17/47	(500 bp) —	390,258
					Monthly
CMBX NA BB.12 Index	(393,614)	1,075,000	561,150	8/17/61	(500 bp) —	166,641
					Monthly
CMBX NA BB.7 Index	(691,993)	3,408,000	1,664,126	1/17/47	(500 bp) —	969,293
					Monthly
CMBX NA BB.7 Index	(173,838)	1,061,000	518,086	1/17/47	(500 bp) —	343,364
					Monthly

70 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(42,606)	$252,000	$123,052	1/17/47	(500 bp) —	$80,236
					Monthly
CMBX NA BB.8 Index	(85,652)	756,000	491,854	10/17/57	(500 bp) —	405,572
					Monthly
CMBX NA BB.9 Index	(136,116)	1,263,000	673,053	9/17/58	(500 bp) —	535,884
					Monthly
CMBX NA BB.9 Index	(82,025)	786,000	418,859	9/17/58	(500 bp) —	336,179
					Monthly
CMBX NA BB.9 Index	(79,792)	663,000	353,313	9/17/58	(500 bp) —	272,968
					Monthly
CMBX NA BB.9 Index	(78,897)	663,000	353,313	9/17/58	(500 bp) —	273,864
					Monthly
CMBX NA BB.9 Index	(18,719)	482,000	256,858	9/17/58	(500 bp) —	237,737
					Monthly
JPMorgan Securities LLC
CMBX NA A.7 Index	(61,347)	2,910,000	216,213	1/17/47	(200 bp) —	153,896
					Monthly
CMBX NA BB.11 Index	(8,961,784)	16,432,000	8,589,006	11/18/54	(500 bp) —	(386,471)
					Monthly
CMBX NA BB.11 Index	(490,603)	953,000	491,653	5/11/63	(500 bp) —	255
					Monthly
CMBX NA BB.12 Index	(990,786)	1,804,000	941,688	8/17/61	(500 bp) —	(50,602)
					Monthly
CMBX NA BB.17 Index	(411,800)	841,000	410,660	1/17/47	(500 bp) —	(1,841)
					Monthly
CMBX NA BB.9 Index	(2,121,617)	4,293,000	2,287,740	9/17/58	(500 bp) —	162,545
					Monthly
CMBX NA BBB–.10 Index	(789,914)	2,804,000	813,440	11/17/59	(300 bp) —	23,059
					Monthly
CMBX NA BBB–.12 Index	(466,846)	1,407,000	467,968	8/17/61	(300 bp) —	1,123
					Monthly
Merrill Lynch International
CMBX NA BB.10 Index	(50,925)	895,000	470,770	11/17/59	(500 bp) —	419,099
					Monthly
CMBX NA BB.11 Index	(1,546,956)	3,130,000	1,636,051	11/18/54	(500 bp) —	86,486
					Monthly
CMBX NA BB.9 Index	(433,319)	11,123,000	5,927,447	9/17/58	(500 bp) —	5,484,858
					Monthly
CMBX NA BBB–.7 Index	(69,410)	847,000	207,261	1/17/47	(300 bp) —	137,428
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(148,658)	1,459,000	357,017	1/17/47	(300 bp) —	207,630
					Monthly
CMBX NA BB.10 Index	(46,985)	448,000	235,648	11/17/59	(500 bp) —	188,290
					Monthly
CMBX NA BB.11 Index	(246,500)	2,510,000	1,311,977	11/18/54	(500 bp) —	1,063,385
					Monthly

Income Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/20 (Unaudited) cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.11 Index	$(21,822)	$229,000	$119,698	11/18/54	(500 bp) —	$97,685
					Monthly
CMBX NA BB.11 Index	(14,446)	148,000	77,360	11/18/54	(500 bp) —	62,790
					Monthly
CMBX NA BB.12 Index	(94,662)	1,324,000	691,128	8/17/61	(500 bp) —	595,363
					Monthly
CMBX NA BB.12 Index	(544,200)	907,000	473,454	8/17/61	(500 bp) —	(71,502)
					Monthly
CMBX NA BB.12 Index	(61,870)	877,000	457,794	8/17/61	(500 bp) —	395,193
					Monthly
CMBX NA BB.12 Index	(59,946)	821,000	428,562	8/17/61	(500 bp) —	367,932
					Monthly
CMBX NA BB.12 Index	(30,303)	371,000	193,662	9/17/58	(500 bp) —	163,050
					Monthly
CMBX NA BB.9 Index	(111,136)	1,828,000	974,141	9/17/58	(500 bp) —	861,482
					Monthly
CMBX NA BB.9 Index	(112,432)	1,828,000	974,141	9/17/58	(500 bp) —	860,185
					Monthly
CMBX NA BB.9 Index	(123,364)	1,642,000	875,022	9/17/58	(500 bp) —	750,290
					Monthly
CMBX NA BB.9 Index	(89,990)	1,462,000	779,100	9/17/58	(500 bp) —	687,892
					Monthly
CMBX NA BB.9 Index	(161,020)	1,328,000	707,691	9/17/58	(500 bp) —	545,565
					Monthly
CMBX NA BB.9 Index	(62,207)	1,152,000	613,901	9/17/58	(500 bp) —	550,734
					Monthly
CMBX NA BB.9 Index	(52,192)	1,053,000	561,144	9/17/58	(500 bp) —	508,075
					Monthly
CMBX NA BB.9 Index	(64,399)	753,000	401,274	9/17/58	(500 bp) —	336,247
					Monthly
CMBX NA BB.9 Index	(63,213)	719,000	383,155	9/17/58	(500 bp) —	319,343
					Monthly
CMBX NA BB.9 Index	(80,510)	664,000	353,846	9/17/58	(500 bp) —	272,782
					Monthly
CMBX NA BB.9 Index	(21,024)	523,000	278,707	9/17/58	(500 bp) —	257,247
					Monthly
CMBX NA BB.9 Index	(17,123)	438,000	233,410	9/17/58	(500 bp) —	215,922
					Monthly
CMBX NA BB.9 Index	(13,649)	148,000	78,869	9/17/58	(500 bp) —	65,097
					Monthly
CMBX NA BBB–.7 Index	(8,251)	130,000	31,811	1/17/47	(300 bp) —	23,413
					Monthly
Upfront premium received	—	Unrealized appreciation				33,620,911
Upfront premium (paid)	(24,493,181)	Unrealized (depreciation)				(514,497)
Total	$(24,493,181)	Total				$33,106,414

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

72 Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$79,042,398	$—
Corporate bonds and notes	—	808,650,033	—
Mortgage-backed securities	—	1,055,466,607	—
Municipal bonds and notes	—	3,428,177	—
Purchased options outstanding	—	11,462,155	—
Purchased swap options outstanding	—	62,184,365	—
U.S. government and agency mortgage obligations	—	1,282,688,994	—
U.S. treasury obligations	—	429,315	—
Repurchase agreements	—	458,123,000	—
Short-term investments	295,405,011	633,826,020	—
Totals by level	$295,405,011	$4,395,301,064	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$57,601,266	$—	$—
Written options outstanding	—	(11,913,599)	—
Written swap options outstanding	—	(76,153,500)	—
Forward premium swap option contracts	—	42,196,138	—
TBA sale commitments	—	(514,480,117)	—
Interest rate swap contracts	—	(71,403,119)	—
Total return swap contracts	—	450,386	—
Credit default contracts	—	(139,047,557)	—
Totals by level	$57,601,266	$(770,351,368)	$—

The accompanying notes are an integral part of these financial statements.

Income Fund 73

Statement of assets and liabilities 4/30/20 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 10):
Unaffiliated issuers (identified cost $4,006,554,579)	$3,962,268,064
Repurchase agreements (identified cost $458,123,000) (Note 1)	458,123,000
Affiliated issuers (identified cost $270,315,011) (Notes 1 and 5)	270,315,011
Cash	36,091
Interest and other receivables	19,853,747
Receivable for shares of the fund sold	18,952,669
Receivable for investments sold	6,190,521
Receivable for sales of TBA securities (Note 1)	311,917,542
Receivable for variation margin on futures contracts (Note 1)	461,381
Receivable for variation margin on centrally cleared swap contracts (Note 1)	456,762
Unrealized appreciation on forward premium swap option contracts (Note 1)	141,730,016
Unrealized appreciation on OTC swap contracts (Note 1)	34,632,592
Premium paid on OTC swap contracts (Note 1)	24,664,767
Prepaid assets	245,376
Total assets	5,249,847,539

LIABILITIES
Payable for investments purchased	19,610,754
Payable for purchases of TBA securities (Note 1)	883,670,725
Payable for shares of the fund repurchased	5,399,326
Payable for compensation of Manager (Note 2)	403,780
Payable for custodian fees (Note 2)	153,469
Payable for investor servicing fees (Note 2)	864,380
Payable for Trustee compensation and expenses (Note 2)	388,826
Payable for administrative services (Note 2)	5,611
Payable for distribution fees (Note 2)	293,814
Payable for variation margin on futures contracts (Note 1)	1,009,955
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,251,507
Unrealized depreciation on OTC swap contracts (Note 1)	120,344,975
Premium received on OTC swap contracts (Note 1)	77,549,555
Unrealized depreciation on forward premium swap option contracts (Note 1)	99,533,878
Written options outstanding, at value (premiums $58,642,618) (Note 1)	88,067,099
TBA sale commitments, at value (proceeds receivable $515,141,484) (Note 1)	514,480,117
Collateral on certain derivative contracts, at value (Notes 1 and 10)	30,795,618
Other accrued expenses	397,857
Total liabilities	1,844,221,246

Net assets	$3,405,626,293

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$3,418,009,616
Total distributable earnings (Note 1)	(12,383,323)
Total — Representing net assets applicable to capital shares outstanding	$3,405,626,293

(Continued on next page)

74 Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($757,161,205 divided by 105,833,597 shares)	$7.15
Offering price per class A share (100/96.00 of $7.15)*	$7.45
Net asset value and offering price per class B share ($7,928,787 divided by 1,122,467 shares)**	$7.06
Net asset value and offering price per class C share ($128,908,404 divided by 18,198,866 shares)**	$7.08
Net asset value and redemption price per class M share
($61,751,435 divided by 8,905,300 shares)	$6.93
Offering price per class M share (100/96.75 of $6.93)†	$7.16
Net asset value, offering price and redemption price per class R share
($12,487,514 divided by 1,762,696 shares)	$7.08
Net asset value, offering price and redemption price per class R5 share
($5,305,810 divided by 732,919 shares)	$7.24
Net asset value, offering price and redemption price per class R6 share
($159,319,653 divided by 21,865,893 shares)	$7.29
Net asset value, offering price and redemption price per class Y share
($2,272,763,485 divided by 311,903,066 shares)	$7.29

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Income Fund 75

Statement of operations Six months ended 4/30/20 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $56 ) (including interest income of $2,141,609 from investments
in affiliated issuers) (Note 5)	$47,105,390
Total investment income	47,105,390

EXPENSES
Compensation of Manager (Note 2)	5,517,790
Investor servicing fees (Note 2)	2,168,532
Custodian fees (Note 2)	79,407
Trustee compensation and expenses (Note 2)	58,290
Distribution fees (Note 2)	1,818,779
Administrative services (Note 2)	47,168
Other	591,817
Fees waived and reimbursed by Manager (Note 2)	(1,449,008)
Total expenses	8,832,775
Expense reduction (Note 2)	(2,977)
Net expenses	8,829,798

Net investment income	38,275,592

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	101,962,000
Futures contracts (Note 1)	5,290,514
Swap contracts (Note 1)	11,093,808
Written options (Note 1)	17,637,521
Total net realized gain	135,983,843
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(18,028,201)
Futures contracts	65,068,886
Swap contracts	(135,153,310)
Written options	(61,729,683)
Total change in net unrealized depreciation	(149,842,308)

Net loss on investments	(13,858,465)

Net increase in net assets resulting from operations	$24,417,127

The accompanying notes are an integral part of these financial statements.

76 Income Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 4/30/20*	Year ended 10/31/19
Operations
Net investment income	$38,275,592	$63,443,423
Net realized gain on investments	135,983,843	62,404,282
Change in net unrealized appreciation (depreciation)
of investments	(149,842,308)	94,846,361
Net increase in net assets resulting from operations	24,417,127	220,694,066
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(11,184,854)	(22,060,173)
Class B	(97,960)	(294,273)
Class C	(1,433,748)	(3,042,470)
Class M	(919,016)	(2,485,867)
Class R	(166,240)	(406,780)
Class R5	(84,936)	(179,535)
Class R6	(2,396,922)	(4,132,528)
Class Y	(26,718,700)	(34,480,316)
Net realized short-term gain on investments
Class A	(3,755,608)	—
Class B	(45,732)	—
Class C	(639,618)	—
Class M	(331,092)	—
Class R	(60,434)	—
Class R5	(25,565)	—
Class R6	(672,423)	—
Class Y	(7,041,790)	—
From net realized long-term gain on investments
Class A	(6,050,702)	—
Class B	(73,680)	—
Class C	(1,030,496)	—
Class M	(533,426)	—
Class R	(97,366)	—
Class R5	(41,189)	—
Class R6	(1,083,349)	—
Class Y	(11,345,106)	—
Increase from capital share transactions (Note 4)	986,480,997	748,101,513
Total increase in net assets	935,068,172	901,713,637

NET ASSETS
Beginning of period	2,470,558,121	1,568,844,484
End of period	$3,405,626,293	$2,470,558,121

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Income Fund 77

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class A
April 30, 2020**	$7.25	.09	.01	.10	(.11)	(.09)	(.20)	—	$7.15	1.41*	$757,161	.37*e	1.28*e	701*
October 31, 2019	6.69	.23	.57	.80	(.24)	—	(.24)	—	7.25	12.18	731,358.85		3.25	820
October 31, 2018	6.93	.27	(.27)	—[f]	(.24)	—	(.24)	—[g]	6.69	(.01)	599,510.87		4.01	825
October 31, 2017	6.89	.25	.03	.28	(.24)	—	(.24)	—	6.93	4.16	668,024.88		3.67	1,055
October 31, 2016	6.94	.24	(.08)	.16	(.21)	—	(.21)	—	6.89	2.33	829,643	.87[i]	3.45[i]	981
October 31, 2015	7.26	.18	(.28)	(.10)	(.22)	—	(.22)	—	6.94	(1.37)	1,087,633.85		2.52	793
Class B
April 30, 2020**	$7.16	.06	.01	.07	(.08)	(.09)	(.17)	—	$7.06	1.06*	$7,929	.74*e	.91*e	701*
October 31, 2019	6.61	.17	.57	.74	(.19)	—	(.19)	—	7.16	11.34	9,471	1.60	2.55	820
October 31, 2018	6.85	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.61	(.74)	12,173	1.62	3.24	825
October 31, 2017	6.82	.20	.02	.22	(.19)	—	(.19)	—	6.85	3.30	19,402	1.63	2.92	1,055
October 31, 2016	6.87	.18	(.07)	.11	(.16)	—	(.16)	—	6.82	1.59	24,859	1.62[i]	2.70[i]	981
October 31, 2015	7.19	.13	(.28)	(.15)	(.17)	—	(.17)	—	6.87	(2.11)	30,089	1.60	1.77	793
Class C
April 30, 2020**	$7.18	.06	.01	.07	(.08)	(.09)	(.17)	—	$7.08	1.06*	$128,908	.74*e	.91*e	701*
October 31, 2019	6.63	.17	.57	.74	(.19)	—	(.19)	—	7.18	11.31	125,300	1.60	2.50	820
October 31, 2018	6.87	.22	(.27)	(.05)	(.19)	—	(.19)	—[g]	6.63	(.75)	103,791	1.62	3.24	825
October 31, 2017	6.84	.20	.02	.22	(.19)	—	(.19)	—	6.87	3.28	131,467	1.63	2.92	1,055
October 31, 2016	6.88	.18	(.06)	.12	(.16)	—	(.16)	—	6.84	1.74	180,492	1.62[i]	2.70[i]	981
October 31, 2015	7.21	.13	(.29)	(.16)	(.17)	—	(.17)	—	6.88	(2.24)	221,882	1.60	1.76	793
Class M
April 30, 2020**	$7.03	.08	.01	.09	(.10)	(.09)	(.19)	—	$6.93	1.34*	$61,751	.50*e	1.17*e	701*
October 31, 2019	6.50	.20	.56	.76	(.23)	—	(.23)	—	7.03	11.85	76,324	1.10	3.01	820
October 31, 2018	6.74	.25	(.26)	(.01)	(.23)	—	(.23)	—[g]	6.50	(.20)	72,688	1.12	3.75	825
October 31, 2017	6.72	.23	.02	.25	(.23)	—	(.23)	—	6.74	3.77	79,485	1.13	3.42	1,055
October 31, 2016	6.77	.21	(.06)	.15	(.20)	—	(.20)	—	6.72	2.21	88,869	1.12[i]	3.20[i]	981
October 31, 2015	7.10	.16	(.28)	(.12)	(.21)	—	(.21)	—	6.77	(1.74)	103,524	1.10	2.26	793
Class R
April 30, 2020**	$7.18	.08	.01	.09	(.10)	(.09)	(.19)	—	$7.08	1.30*	$12,488	.50*e	1.16*e	701*
October 31, 2019	6.62	.21	.57	.78	(.22)	—	(.22)	—	7.18	12.04	12,699	1.10	3.02	820
October 31, 2018	6.86	.26	(.27)	(.01)	(.23)	—	(.23)	—[g]	6.62	(.22)	12,382	1.12	3.76	825
October 31, 2017	6.84	.23	.02	.25	(.23)	—	(.23)	—	6.86	3.66	15,675	1.13	3.43	1,055
October 31, 2016	6.88	.22	(.07)	.15	(.19)	—	(.19)	—	6.84	2.29	25,266	1.12[i]	3.21[i]	981
October 31, 2015	7.21	.16	(.28)	(.12)	(.21)	—	(.21)	—	6.88	(1.73)	29,237	1.10	2.25	793

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

78 Income Fund	Income Fund 79

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From net	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)[d]
Class R5
April 30, 2020**	$7.33	.10	.02	.12	(.12)	(.09)	(.21)	—	$7.24	1.70*	$5,306	.23*e	1.42*e	701*
October 31, 2019	6.77	.25	.57	.82	(.26)	—	(.26)	—	7.33	12.41	5,105.57		3.55	820
October 31, 2018	7.01	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.77	.33	5,149.58		4.29	825
October 31, 2017	6.97	.26[h]	.04	.30	(.26)	—	(.26)	—	7.01	4.45	3,510.58		3.81[h]	1,055
October 31, 2016	7.02	.26	(.08)	.18	(.23)	—	(.23)	—	6.97	2.66	5,069	.57[i]	3.76[i]	981
October 31, 2015	7.35	.20	(.28)	(.08)	(.25)	—	(.25)	—	7.02	(1.16)	4,463.56		2.77	793
Class R6
April 30, 2020**	$7.38	.11	.01	.12	(.12)	(.09)	(.21)	—	$7.29	1.70*	$159,320	.19*e	1.46*e	701*
October 31, 2019	6.80	.25	.59	.84	(.26)	—	(.26)	—	7.38	12.65	129,746.50		3.57	820
October 31, 2018	7.04	.30	(.28)	.02	(.26)	—	(.26)	—[g]	6.80	.33	88,269.51		4.37	825
October 31, 2017	7.00	.28	.02	.30	(.26)	—	(.26)	—	7.04	4.45	73,329.51		4.05	1,055
October 31, 2016	7.04	.27	(.08)	.19	(.23)	—	(.23)	—	7.00	2.80	76,616	.50[i]	3.82[i]	981
October 31, 2015	7.36	.20	(.27)	(.07)	(.25)	—	(.25)	—	7.04	(1.02)	123,635.49		2.82	793
Class Y
April 30, 2020**	$7.38	.10	.01	.11	(.11)	(.09)	(.20)	—	$7.29	1.64*	$2,272,763	.25*e	1.39*e	701*
October 31, 2019	6.80	.24	.60	.84	(.26)	—	(.26)	—	7.38	12.51	1,380,554.60		3.42	820
October 31, 2018	7.03	.30	(.28)	.02	(.25)	—	(.25)	—[g]	6.80	.32	674,882.62		4.26	825
October 31, 2017	6.99	.27	.02	.29	(.25)	—	(.25)	—	7.03	4.30	574,349.63		3.92	1,055
October 31, 2016	7.03	.26	(.08)	.18	(.22)	—	(.22)	—	6.99	2.68	660,506	.62[i]	3.71[i]	981
October 31, 2015	7.36	.20	(.29)	(.09)	(.24)	—	(.24)	—	7.03	(1.27)	779,830.60		2.76	793

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of 0.05% as a percentage of average net assets.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Barclay’s Capital Inc. which amounted to less than $0.01 per share outstanding on November 20, 2017.

h The net investment income and per share amount shown for the period ending October 31, 2017, may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

i Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

80 Income Fund	Income Fund 81

Notes to financial statements 4/30/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2019 through April 30, 2020.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Effective November 25, 2019, all class M shares (excluding those purchased from Japanese distributors) were converted to class A shares and are no longer able to be purchased. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

82 Income Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $467,291,176 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Income Fund 83

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move

84 Income Fund

unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty

Income Fund 85

risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

86 Income Fund

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $142,959,346 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $142,864,493 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Income Fund 87

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $4,143,454,273, resulting in gross unrealized appreciation and depreciation of $431,493,355 and $596,991,655, respectively, or net unrealized depreciation of $165,498,300.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.193% of the fund’s average net assets.

Effective February 28, 2020, Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2021, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.33% (0.32% for the period December 1, 2019 through February 27, 2020) of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,449,008 as a result of these limits.

Putnam Management has also contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

88 Income Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$595,884	Class R5	3,144
Class B	6,768	Class R6	37,236
Class C	100,060	Class Y	1,365,316
Class M	50,550	Total	$2,168,532
Class R	9,574

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,977 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,566, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %)

Income Fund 89

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$947,032
Class B	1.00%	1.00%	43,261
Class C	1.00%	1.00%	636,558
Class M	1.00%	0.50%	161,464
Class R	1.00%	0.50%	30,464
Total			$1,818,779

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $44,569 and $190 from the sale of class A and class M shares, respectively, and received $596 and $500 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $30 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$17,442,726,335	$16,930,744,621
U.S. government securities (Long-term)	—	—
Total	$17,442,726,335	$16,930,744,621

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class A	Shares	Amount	Shares	Amount
Shares sold	21,626,509	$155,826,866	27,477,175	$193,100,229
Shares issued in connection with
reinvestment of distributions	2,645,199	18,848,145	2,817,970	19,589,658
	24,271,708	174,675,011	30,295,145	212,689,887
Shares repurchased	(19,353,053)	(137,251,959)	(19,044,003)	(132,180,779)
Net increase	4,918,655	$37,423,052	11,251,142	$80,509,108

90 Income Fund

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class B	Shares	Amount	Shares	Amount
Shares sold	83,825	$596,804	131,420	$906,368
Shares issued in connection with
reinvestment of distributions	28,237	198,775	39,030	267,323
	112,062	795,579	170,450	1,173,691
Shares repurchased	(312,689)	(2,213,894)	(689,333)	(4,738,449)
Net decrease	(200,627)	$(1,418,315)	(518,883)	$(3,564,758)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class C	Shares	Amount	Shares	Amount
Shares sold	3,424,901	$24,488,326	6,027,050	$41,870,522
Shares issued in connection with
reinvestment of distributions	375,508	2,649,416	374,675	2,579,952
	3,800,409	27,137,742	6,401,725	44,450,474
Shares repurchased	(3,058,835)	(21,721,320)	(4,610,852)	(31,751,955)
Net increase	741,574	$5,416,422	1,790,873	$12,698,519

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class M	Shares	Amount	Shares	Amount
Shares sold	22,645	$159,318	573,165	$3,911,071
Shares issued in connection with
reinvestment of distributions	4,082	28,694	47,120	318,014
	26,727	188,012	620,285	4,229,085
Shares repurchased	(1,975,786)	(13,895,617)	(953,051)	(6,437,060)
Net decrease	(1,949,059)	$(13,707,605)	(332,766)	$(2,207,975)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R	Shares	Amount	Shares	Amount
Shares sold	449,122	$3,189,133	618,718	$4,268,258
Shares issued in connection with
reinvestment of distributions	42,993	303,254	51,430	354,081
	492,115	3,492,387	670,148	4,622,339
Shares repurchased	(498,596)	(3,535,594)	(770,910)	(5,328,052)
Net decrease	(6,481)	$(43,207)	(100,762)	$(705,713)

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R5	Shares	Amount	Shares	Amount
Shares sold	46,801	$340,805	74,562	$529,824
Shares issued in connection with
reinvestment of distributions	21,031	151,690	25,549	179,535
	67,832	492,495	100,111	709,359
Shares repurchased	(31,162)	(228,222)	(164,913)	(1,134,064)
Net increase (decrease)	36,670	$264,273	(64,802)	$(424,705)

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	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class R6	Shares	Amount	Shares	Amount
Shares sold	7,938,615	$58,364,922	10,004,630	$71,166,951
Shares issued in connection with
reinvestment of distributions	536,583	3,890,278	570,256	4,038,718
	8,475,198	62,255,200	10,574,886	75,205,669
Shares repurchased	(4,199,445)	(30,584,412)	(5,966,767)	(42,729,604)
Net increase	4,275,753	$31,670,788	4,608,119	$32,476,065

	SIX MONTHS ENDED 4/30/20		YEAR ENDED 10/31/19
Class Y	Shares	Amount	Shares	Amount
Shares sold	197,730,457	$1,453,599,691	132,595,489	$946,568,430
Shares issued in connection with
reinvestment of distributions	5,143,560	37,246,575	3,931,234	27,961,971
	202,874,017	1,490,846,266	136,526,723	974,530,401
Shares repurchased	(78,118,925)	(563,970,677)	(48,640,018)	(345,209,429)
Net increase	124,755,092	$926,875,589	87,886,705	$629,320,972

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/19	cost	proceeds	income	of 4/30/20
Short-term investments
Putnam Short Term
Investment Fund*	$257,739,729	$82,000,000	$69,424,718	$2,141,609	$270,315,011
Total Short-term
investments	$257,739,729	$82,000,000	$69,424,718	$2,141,609	$270,315,011

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021.  LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an

92 Income Fund

alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,095,900,000
Purchased swap option contracts (contract amount)	$3,896,600,000
Written TBA commitment option contracts (contract amount)	$1,147,600,000
Written swap option contracts (contract amount)	$2,102,900,000
Futures contracts (number of contracts)	7,000
OTC interest rate swap contracts (notional)	$—*
Centrally cleared interest rate swap contracts (notional)	$3,838,100,000
OTC total return swap contracts (notional)	$111,600,000
OTC credit default contracts (notional)	$710,800,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$57,599,595	Payables	$196,647,152
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	379,397,686*	Unrealized depreciation	364,973,594*
Total		$436,997,281		$561,620,746

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Income Fund 93

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(3,774,053)	$(3,774,053)
Interest rate contracts	107,817,690	5,290,514	14,867,861	$127,976,065
Total	$107,817,690	$5,290,514	$11,093,808	$124,202,012

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Credit contracts	$—	$—	$(93,814,054)	$(93,814,054)
Interest rate contracts	17,913,446	65,068,886	(41,339,256)	$41,643,076
Total	$17,913,446	$65,068,886	$(135,153,310)	$(52,170,978)

Note 8: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 9: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle.  Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

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Income Fund 95

Note 10: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities, LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	Royal Bank of Canada	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$ 456,762	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$ 456,762
OTC Total return swap contracts*#	5,327	599,334	—	50,576	—	80,249	—	88,170	1,274	26,409	—	—	—	—	—	—	—	851,339
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	12,943,609	4,685,913	—	5,970,939	—	14,196,661	8,228,481	11,573,992	—	—	—	—	—	57,599,595
Futures contracts§	—	—	—	—	—	—	—	—	—	461,381	—	—	—	—	—	—	—	461,381
Forward premium swap option contracts#	48,339,144	—	—	5,864,381	—	—	—	7,648,701	34,230,914	—	—	26,856,838	—	—	—	4,210,422	14,579,616	141,730,016
Purchased swap options**#	—	—	—	3,594,396	—	—	3,760,260	1,356,230	7,088,525	—	—	42,445,374	2,206,710	—	321,945	1,410,925	—	62,184,365
Purchased options**#	—	—	—	—	—	—	—	—	11,462,155	—	—	—	—	—	—	—	—	11,462,155
Repurchase agreements**	—	—	—	—	108,123,000	—	—	—	—	200,000,000	—	—	—	150,000,000	—	—	—	458,123,000
Total Assets	$48,344,471	$599,334	$456,762	$9,509,353	$121,066,609	$4,766,162	$3,760,260	$15,064,040	$52,782,868	$214,684,451	$8,228,481	$80,876,204	$2,206,710	$150,000,000	$321,945	$5,621,347	$14,579,616	$732,868,613
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	1,251,507	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,251,507
OTC Total return swap contracts*#	—	214,191	—	—	—	32,768	—	78,433	12,035	63,526	—	—	—	—	—	—	—	400,953
OTC Credit default contracts —
protection sold*#	785,200	—	—	—	56,611,630	21,023,400	—	22,806,019	—	45,012,668	15,874,951	34,533,284	—	—	—	—	—	196,647,152
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	1,009,955	—	—	—	—	—	—	—	1,009,955
Forward premium swap option contracts#	42,508,031	—	—	1,983,571	—	—	—	3,420,640	21,336,094	—	—	22,543,953	—	—	—	4,465,937	3,275,652	99,533,878
Written swap options#	—	—	—	5,442,098	—	—	—	20,101,992	10,668,986	—	—	35,256,860	—	—	1,257,123	1,921,020	1,505,421	76,153,500
Written options#	—	—	—	—	—	—	—	—	11,913,599	—	—	—	—	—	—	—	—	11,913,599
Total Liabilities	$43,293,231	$214,191	$1,251,507	$7,425,669	$56,611,630	$21,056,168	$—	$46,407,084	$43,930,714	$46,086,149	$15,874,951	$92,334,097	$—	$—	$1,257,123	$6,386,957	$4,781,073	$386,910,544
Total Financial and Derivative Net Assets	$5,051,240	$385,143	$(794,745)	$2,083,684	$64,454,979	$(16,290,006)	$3,760,260	$(31,343,044)	$8,852,154	$168,598,302	$(7,646,470)	$(11,457,893)	$2,206,710	$150,000,000	$(935,178)	$(765,610)	$9,798,543	$345,958,069
Total collateral received (pledged)†##	$5,051,240	$385,143	$—	$2,083,684	$64,454,979	$(16,225,377)	$3,760,260	$(31,335,649)	$6,570,000	$168,598,302	$(7,581,191)	$(11,146,195)	$2,206,710	$150,000,000	$(935,178)	$(563,790)	$9,798,543
Net amount	$—	$—	$(794,745)	$—	$—	$(64,629)	$—	$(7,395)	$2,282,154	$—	$(65,279)	$(311,698)	$—	$—	$—	$(201,820)	$—
Controlled collateral received (including
TBA commitments)**	$5,084,457	$621,161	$—	$2,140,000	$—	$—	$3,910,000	$—	$6,570,000	$—	$—	$—	$2,290,000	$—	$—	$—	$10,180,000	$30,795,618
Uncontrolled collateral received	$—	$—	$—	$—	$110,290,806	$—	$—	$—	$—	$204,000,200	$—	$—	$—	$153,000,170	$—	$—	$—	$467,291,176
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$(43,439,896)	$(16,225,377)	$—	$(31,335,649)	$—	$(31,605,831)	$(7,581,191)	$(11,146,195)	$—	$—	$(966,564)	$(563,790)	$—	$(142,864,493)

96 Income Fund	Income Fund 97

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $22,145,878 and $49,933,410, respectively.

98 Income Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Diversified Income Trust
Equity Spectrum Fund	Floating Rate Income Fund
Focused Equity Fund	Global Income Trust
Global Equity Fund	Government Money Market Fund*
International Capital Opportunities Fund	High Yield Fund
International Equity Fund	Income Fund
Multi-Cap Core Fund	Money Market Fund†
Research Fund	Mortgage Opportunities Fund
Mortgage Securities Fund
Global Sector	Short Duration Bond Fund
Global Health Care Fund	Ultra Short Duration Income Fund
Global Technology Fund
Tax-free Income
Growth	AMT-Free Municipal Fund
Growth Opportunities Fund	Intermediate-Term Municipal Income Fund
Small Cap Growth Fund	Short-Term Municipal Income Fund
Sustainable Future Fund	Tax Exempt Income Fund
Sustainable Leaders Fund	Tax-Free High Yield Fund

Value	State tax-free income funds‡:
Equity Income Fund	California, Massachusetts, Minnesota,
International Value Fund	New Jersey, New York, Ohio, and Pennsylvania.
Small Cap Value Fund

Income Fund 99

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
RetirementReady® Maturity Fund

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

100 Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA035 321384 6/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 24, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 24, 2020